                                                                   EXHIBIT 10.25

                                                                        REDACTED
                                                CONFIDENTIAL TREATMENT REQUESTED

                             JOINT VENTURE AGREEMENT

      THIS JOINT VENTURE AGREEMENT is entered into the 20th day of May 1996

      BETWEEN

(1) SUPERCONDUCTOR TECHNOLOGIES INC., a corporation incorporated under the laws of the State of Delaware and having its place of business at 460 Ward Drive, Suite F, Santa Barbara, California 93111-2310, USA ("STI"); and

(2) ALANTAC TECHNOLOGIES (S) PTE LTD., a company incorporated under the laws of the Republic of Singapore and having its registered office at Block 3016A Ubi Road 1 #01-07, Singapore 408707 ("Alantac").

      WHEREAS

(A) STI carries on the business, inter alia, of research, development and manufacture of products and components for use in the electronics, computer and communication industries, and wishes in particular to manufacture in Singapore its line of cryogenic coolers as listed in Schedule I hereto ("the Products").

(B) Alantac carries on the business, inter alia, of manufacturers of products and components for use in the electronic and computer-related industries, and has the ability to assist STI in setting up and operating the necessary equipment and facilities for the manufacture of the Products.

(C) STI and Alantac desire to form a joint venture, the purpose of which will be to create and operate in Singapore, a private company limited by shares, to manufacture in Singapore the Products utilising STI's manufacturing and designing expertise and Alantac's assistance in the setting up and operating of the necessary equipment and facilities for the manufacture of the Products.

(D) STI and Alantac each represents to the other that it has the power and the necessary authorisation to enter into this Agreement and to carry out its obligations hereunder.

      IT IS HEREBY AGREED as follows :

1.    INTERPRETATION

1.1 In this Agreement, unless the contrary intention appears, the following definitions shall apply:

      "Ancillary          the Licence Agreement and the Lease
      Agreements"         Agreement, or any one or more of them;

      "Board" the board of Directors for the time being of the Company;

      "Business"          the business of the Company as described in Clause 5,
                          and subject to Clause 9.1.1 such other business as the parties may agree in accordance with Clause 10.1.20 should be carried on by the Company;

      "Company"           the joint venture vehicle, being a private company
                          limited by shares and to be incorporated in Singapore by the parties in accordance with Clause 2;

      "Completion Date"   May 21, 1996 or such other date as the parties shall
                          agree;

      "Director"          a director of the Company, including where applicable
                          an alternate director;

      "Licence            the agreement to be entered into between the Company
      Agreement"          and STI substantially in the form annexed hereto as
                          Schedule III;

      "Lease              the agreement to be entered into between
      Agreement"          the Company and Alantac substantially in the form
                          annexed hereto as Schedule IV;

      "party or parties"  STI and/or Alantac, as the case may be;

      "Person" includes an individual, a corporation, a firm or other body of persons;

      "Products"          the models of cryogenic coolers listed in Schedule I
                          hereto;

      "related"           as defined in Section 6 of the Companies Act
                          corporation"(Cap. 50) of Singapore;

      "shares"            shares of the Company;

      "US$",              the lawful currency of the United
      "US Dollars"        States of America.

1.2 Reference to a statute or statutory provision includes a reference to it as from time to time amended, extended or re-enacted.

1.3 Words denoting the singular number only include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa.

1.4 Unless the context otherwise requires, reference to a Clause or Schedule is to a Clause of or Schedule to this Agreement.

1.5 Clause headings in this Agreement are inserted for convenience of reference only and shall be ignored in the construction or interpretation of this Agreement.

                                                CONFIDENTIAL TREATMENT REQUESTED

2.    INCORPORATION OF THE JOINT VENTURE COMPANY

2.1 The parties hereby agree that as soon as possible after the execution of this Agreement, they will take all necessary steps to incorporate the Company under the name of "Cryo Asia Pte Ltd" or such other name as the Registrar of Companies & Businesses in Singapore may approve.

2.2 The Memorandum and Articles of Association of the Company shall be in such form as the parties may agree, and substantially in the form annexed hereto as Schedule II.

3.    SHARE CAPITAL OF COMPANY

3.1 The initial authorised share capital of the Company shall be US Dollars One Hundred Thousand (US$100,000) which shall be represented by 100,000 ordinary shares each with a par value of US Dollars One (US$1.00).

3.2 For the purpose of the incorporation of the Company, the initial subscribers shall be STI and Alantac. STI shall subscribe for six ordinary shares of US$1.00 each and Alantac shall subscribe for four ordinary shares of US$1.00 each, all at par value.

3.3 On the Completion Date, each of the parties shall subscribe for additional shares, at the subscription price of US Dollar [**********] per share, in the following manner:

      Party                             No. of shares
      -----                             -------------
      STI (and/or its nominee)          [**********]

      Alantac (and/or its nominee)      [**********]

3.4 Subject to the provisions of this Agreement and in particular Clauses 13.5 and 15.4 of this Agreement, or unless and otherwise agreed to among the parties hereto in writing, the ratio of shareholding in the Company held by each party shall not be changed, and in the event of any increase in the issued share capital of the Company, each party shall have the pre-emptive right to subscribe for additional shares in the Company in proportion to their respective shareholdings.

4.    COMPLETION

4.1 Completion shall take place in Singapore at the offices of Messrs Rodyk & Davidson at Six Battery Road #38-01, Singapore 049909 on the Completion Date or such other date or place as the parties may agree.

4.2   At Completion :-

      (a)   the parties shall procure that the following be done:-

            (i)   the approval and execution of the Licence Agreement; and

            (ii) the approval of a Lease Agreement between the Company and Alantac (substantially in the form annexed hereto as Schedule
                  IV), and subject to receipt of the relevant approval from the Jurong Town Corporation, its execution upon the commencement of manufacturing operations by the Company; and

      (b) the parties shall subscribe for the number of shares as provided in Clause 3.3 of this Agreement and shall accordingly complete, sign and deliver to the Company the form of subscription of shares (as set out in Schedule V).

4.3 The obligations of the parties to subscribe for the shares as provided for in Clause 3.3 of this Agreement shall be conditional upon the other provisions of Clause 4.2 being fully complied with. If any of the said provisions are not complied with on or before the Completion Date (or such other date as the parties may agree), then this Agreement shall be null and void, and the parties shall forthwith take such steps as may be necessary to procure the dissolution of the Company. The costs of effecting the dissolution of the Company shall be shared among the parties in proportion to their respective shareholdings. Save for such costs, upon the dissolution of the Company, neither party shall have further liability to the other in respect of their obligations under this Agreement.

5.    BUSINESS OF THE COMPANY

      With effect from the Completion Date, or such later date as the parties may agree, the Company shall carry on the business of manufacturing the Products designed by STI for the purpose of sale back to STI and/or (subject to the terms of the Licence Agreement) marketing the same to third parties in Asia (excluding Japan).

6.    OBLIGATIONS OF STI

      STI shall grant to the Company certain rights and licences to manufacture and market the Products in accordance with the terms of the Licence Agreement.

7.    OBLIGATIONS OF ALANTAC

7.1 Alantac shall provide to the Company such assistance as the Company may reasonably require in the establishment and conduct of the Business, and in particular, shall :

      (i) provide the Company with all reasonable assistance in setting up its manufacturing operations in Singapore, including but not limited to the procurement of all necessary equipment and material;

      (ii) provide sub-contracting services to the Company for the manufacture of parts and components required in the manufacture of the Products, upon competitive terms acceptable to Alantac and no worse than those extended to Alantac's best customers;

      (iii) assist the Company in reducing production costs by reviewing the designs for the Products and proposing changes in such designs for manufacturability.

      Save for the sub-contracting services referred to in Sub-Clause 7.1(ii) above, Alantac shall provide the abovementioned assistance to the Company free-of-charge, provided that any disbursements reasonably incurred by Alantac in providing such assistance, and approved by the parties from time to time in writing, shall be borne by the Company, and provided further that Alantac shall retain all proprietary rights to processes and know-how relating to the manufacture of the abovementioned components. Alantac shall identify such proprietary rights as soon as possible after the execution of this Agreement and hereby agrees to grant to the Company a licence upon terms to be mutually agreed between the parties, to use any such processes and know-how which are reasonably required by the Company for the manufacture of the Products.

7.2 Upon the commencement of manufacturing operations by the Company, but subject to receipt of the relevant approvals from the Jurong Town Corporation, Alantac shall grant to the Company a lease in respect of the premises at Block 3016A #01-07 Ubi Road Singapore 1440 ("the Premises"), substantially in the form annexed hereto as Schedule IV, at a fair rent to be mutually agreed, provided that Alantac hereby undertakes to use its best endeavours to procure the approval of the Jurong Town Corporation (and such other approvals as may be necessary) for the grant of the Lease, and to comply with any terms or conditions (if any) as may be imposed upon Alantac in relation to the grant of such approval(s).


8.    MANAGEMENT OF THE COMPANY

8.1 The maximum number of Directors holding office at any time shall be five, unless otherwise agreed in writing by each of the parties. Each of the parties shall be entitled to appoint up to such respective number of Directors as is specified in the following provisions of this Clause.

8.2 As long as STI or any of its related corporations holds any shares in the Company, STI shall be entitled to appoint three Directors, and as long as Alantac or any of its related corporations holds any shares in the Company, Alantac shall be entitled to appoint two Directors, and each party shall be entitled at any time to require the removal or substitution of any Director so appointed by it pursuant to the powers conferred on the relevant party hereunder. The Directors so appointed by STI shall be designated "STI Directors" and the Directors so appointed by Alantac shall be designated "Alantac Directors". For the purpose of the incorporation, the first Directors shall be :

            Name of Director                    Nominated by
            ----------------                    ------------
            James Graff Evans, Jr.              STI
            Lau Kin Hong                        Alantac

      Forthwith or as soon as practicable after the incorporation of the Company, the parties shall procure the appointment of the following as additional Directors of the Company :

            Name of Director                    Nominated by
            ----------------                    ------------
            Daniel C. Hu                        STI
                                                STI
            Eric Chan                           Alantac

8.3 Any exercise by a party of the power of appointment, removal or substitution of a Director conferred on it pursuant to the above provisions shall be in writing and shall be served upon the other party together with a form of shareholders' resolution in writing signed by the party giving the notice, which the other party, upon receiving the same, shall immediately sign and deliver to the registered office of the Company marked for the attention of the Secretary. Any such exercise of these powers of appointment, removal or substitution shall take effect when the written resolution (which may be contained in more than one document) signed by or on behalf of the parties is so delivered to the registered office of the Company.

8.4 If any party to whom the parties' resolutions referred to in Clause 8.3 is sent shall delay in signing and/or delivering the same to the registered office of the Company, such party hereby irrevocably:

      8.4.1 appoints the first party to sign a further copy of the said parties' resolutions on behalf of itself; and

      8.4.2 authorises the first party to deliver the same to the registered office of the Company marked for the attention of the Secretary.

      For the purpose of this Clause, the failure by a party to sign and deliver the signed resolution to the registered office within 14 days of receipt of the same by that party shall be treated as a delay entitling the other party to exercise the power of attorney granted to it hereunder, and the first-mentioned party hereby ratifies and confirms any action taken by the Company in connection with the exercise by the other party of such power.

8.5 The Chairman of the Board of Directors shall be appointed by the Directors from the STI Directors. The first Chairman of the Board of Directors shall be Mr Daniel C. Hu.

8.6 The quorum for a Board Meeting shall be one STI Director and one Alantac Director. In the case of an equality of votes at any meeting of the Board or the parties, the Chairman shall be entitled to a second or casting vote.

8.7 Subject to whatever limitations which may be imposed upon the Directors by resolution of the Company's shareholders and this Agreement, the Directors shall have the powers and responsibilities set forth in the Memorandum and Articles of Association of the Company. Subject to the express provisions of this Agreement, all decisions or actions the Directors may take shall be taken by majority vote.

8.8 The Board of Directors shall conduct annual reviews of the operations of the Company, including but not limited to the following:

      4.5.1 the retention of profits of the Company;
      4.5.2 the continuation of the Company; and
      4.5.3 the strategic direction of the Company

8.9 Unless otherwise agreed, the parties shall procure that Board Meetings are convened and held at least two times a year and that a written agenda specifying the matters to be raised at any Board Meeting of the Company shall (either together with the notice convening the meeting or not less than seven days prior to the date of the meeting) be sent to all Directors (or their alternates) entitled to receive notice of any such meeting. It is further agreed that unless in any particular case, all the Directors present and forming a quorum shall otherwise agree, no resolution relating to any business may be proposed or passed at any Board Meeting unless the nature of the business is specified in such agenda.

8.10 Any Director or member of a committee of Directors may participate in a meeting of the Directors or such committee by means of conference telephones or similar communication equipment whereby all persons participating in the meeting can hear each other, and any Director participating in a meeting in this manner shall be deemed to be present in person at such meeting.

8.11 A resolution in writing, signed or approved by letter or facsimile or telex or telegram by the Directors, being not less than the number required to constitute a quorum, shall be as valid and effectual as if it had been passed at a meeting of the Directors duly convened and held. Any such resolution may consist of several documents in like form, each signed by one or more Directors.

8.12 The Board of Directors shall appoint_to the office of Chief Executive Manager (who may or may not be a Director of the Company) a person nominated by Alantac whose responsibility shall be to direct the operations of the Company. The Chief Executive Manager shall be subject to the supervision of the Board of Directors. Subject to the provisions of any service or employment contract, the Board of Directors shall be entitled at any time to require the removal or substitution of the Chief Executive Manager.

9.    CONDUCT OF THE COMPANY'S AFFAIRS

9.1 The parties shall exercise all voting rights and other powers of control available to them in relation to the Company so as to procure that at all times during the term of this Agreement:

      9.1.1 The business of the Company shall, subject to Clause 10.1.20, consist exclusively of the business described in Clause 5 above, and shall be conducted in the best interests of the Company on sound commercial profit making principles so as to generate (but without prejudice to the terms of Clause 11) the maximum achievable maintainable profits available for distribution;

                                                CONFIDENTIAL TREATMENT REQUESTED

      9.1.2 The Company shall bid competitively for piece parts required in the manufacture of the Products to ensure the best pricing, and nothing herein shall prevent the Company from purchasing such piece parts from Alantac accordingly;

      9.1.3 Transfer pricing for each Product type manufactured by the Company and sold to STI will be established on a quarterly basis, by the mutual agreement of the parties at the beginning of each quarter, taking into consideration the respective efforts of each party and the Company in the design, manufacture and marketing thereof, provided that it is hereby agreed that after the first 9 months of operations, the Company shall be allowed to sell the Products manufactured by it to STI at a minimum gross profit margin of between [**********]. For the purpose of this provision, the term "gross profit margin" shall mean the amount representing profit before tax net of all operating expenses, overheads, input costs and depreciation (determined in accordance with general industry practice).

      9.1.4 In determining the transfer pricing, the parties_shall develop a formula to allow for the distribution of gross profits generated by the sale of Products to STI (or its subsidiary incorporated for the purpose of holding STI's entitlement to shares in the Company under this Agreement, as the case may be)_between STI and Alantac based on an equitable allocation considering the relative values of the design and marketing efforts attributable to STI and the manufacturing efforts attributable to Alantac and the Company. The proposed formula shall be based on_the average selling price of the Products with allocation of a certain percentage to cover the design and marketing overheads, and provision for a return on the investment to STI outside the Company, so structured to enable the Company to receive additional profits associated with the manufacturing efforts provided by_it.

      9.1.5 The parties shall each be entitled to examine the books and accounts to be kept by the Company and to be supplied with all relative information, including monthly management accounts and operating statistics and such other trading and financial information in such form as they may reasonably require to keep each of them properly informed about the business of the Company and generally to protect their interest;

      9.1.7 The Company shall comply with the provisions of its Memorandum and Articles of Association (as adopted in accordance with Clause_2.2); and

      9.1.8 Such Memorandum and Articles of Association shall not be altered and no further articles or resolutions inconsistent therewith will be adopted or passed unless the terms of such articles or resolutions have been previously approved in writing by each of the parties;

                                                CONFIDENTIAL TREATMENT REQUESTED

      9.1.9 The Company shall enter into and shall not terminate or cause to be terminated the Licence Agreement.

10.   MATTERS REQUIRING CONSENT OF BOTH PARTIES

10.1 Subject to the provisions of the Licence Agreement, the parties shall exercise all voting rights and other powers of control available to them in relation to the Company so as to procure that the Company shall not without the prior written consent of both STI and Alantac :

      10.1.1 create any fixed or floating charge, lien (other than a lien arising by operation of law) or other encumbrance over the whole or any part of the undertaking, property or assets of the Company, except for the purpose of securing the indebtedness of the Company to its bankers for sums borrowed in the ordinary and proper course of the Business;

      10.1.2 borrow any sum (except for normal trade credits and other borrowings from the Company's shareholders pursuant to Clause 13 hereof up to the maximum aggregate of US$[**********]) in excess of a maximum aggregate sum outstanding at any time of US$[**********];

      10.1.3 make any loan or advance or give any credit (other than normal trade credit) in excess of US$[**********] to any Person except for the purpose of making deposits with bankers which shall be repayable upon the giving of no more than 7 days' notice;

      10.1.4 give any guarantee or indemnity to secure the liabilities or obligations of any Person where the Company's liability under such guarantee or indemnity would exceed US$[**********] in total;

      10.1.5 sell, transfer, lease, assign, or otherwise dispose of a material part of the undertaking, property and/or assets of the Company (or any interest therein), or contract so to do;

      10.1.6 enter into any contract, arrangement or commitment involving expenditure on capital account or the realisation of capital assets if the amount or the aggregate amount of such expenditure or realisation by the Company would exceed US$[**********] in any one year or in relation to any one project, and for the purpose of this paragraph the aggregate amount payable under any agreement for hire, hire purchase or purchase on credit sale or conditional sale terms shall be deemed to be capital expenditure incurred in the year in which such agreement is entered into;

      10.1.7 take or agree to take any leasehold interest in or licence over any land save as permitted by this Agreement;

      10.1.8 issue any unissued shares for the time being in the Company's share capital or create or issue any new shares, except as expressly permitted by the Company's Articles of Association and this Agreement;

      10.1.9 consolidate, sub-divide or convert any of the Company's share capital or in any way alter the rights attaching thereto;

      10.1.10 issue renounceable allotment letters or permit any Person entitled to receive an allotment of shares to nominate another Person to receive such allotment except on terms that no such renunciation or nomination shall be registered unless the renouncee or Person nominated is approved by the parties; or

      10.1.11 create, acquire or dispose of any subsidiary or of any shares in any subsidiary;

      10.1.12 enter into any partnership or profit sharing agreement with any Person save as permitted by this Agreement;

      10.1.13 do or permit or suffer to be done any act or thing whereby the Company may be wound up (whether voluntarily or compulsorily), save as otherwise expressly provided for in this Agreement;

      10.1.14 issue any debentures or other securities convertible into shares or debentures or any share warrants or any options in respect of shares;

      10.1.15 enter into any contract or transaction except in the ordinary and proper course of the Business and on arm's length terms save as permitted by this Agreement;

      10.1.16 acquire, purchase or subscribe for any shares, debentures, mortgages or securities (or any interest therein) in any company, trust or other body;

      10.1.17 appoint or dismiss any Director but without prejudice to the rights conferred on each of the parties pursuant to Clause 8 to appoint and remove Directors;

      10.1.18 appoint any committee of the Directors or any local board and delegate any of the powers of the Directors to such committee or local board;

      10.1.19 hold any meeting of shareholders or purport to transact any business at any such meeting unless there shall be present duly authorised representatives or proxies for each of the parties; and

      10.1.20 cease to conduct or carry on the Business substantially as defined in this Agreement or change the nature or scope of the Business.

                                                CONFIDENTIAL TREATMENT REQUESTED

11.   REINVESTMENT OF DIVIDEND

      The parties shall procure that for the first three years of the Company's operations, all of the profits of the Company available for distribution shall be re-invested into the Company and none of it shall be distributed by the Company to the parties by way of dividends, unless otherwise agreed by the parties in writing.

12.   ADDITIONAL SHARE CAPITAL

      If at any time in the future, the parties determine by agreement that, in accordance with sound and prudent business practice, additional capital is required for the operation of the Company, the parties hereby agree to provide the Company with such additional capital by subscribing for additional shares in the Company in proportion to their respective shareholdings, provided that the parties shall not be obliged to subscribe for more than US$[**********] in aggregate in additional capital during the first 30 months of the Company's operations nor to subscribe for any shares hereunder if the other party shall have materially breached their obligations under this Agreement or any of the Ancillary Agreements.

13.   LOAN FINANCE

13.1 Subject to Clause 10.1, the parties shall each use reasonable endeavours to procure that the requirements of the Company for working capital to finance the Business are met as far as practicable by borrowings from banks and other similar sources on the most favourable terms reasonably obtainable as to interest, repayment and security, but without allowing any prospective lender a right to participate in the equity share capital of the Company as a condition of any loan. If any security is required to be given by the parties, then such security shall be given on a joint and several basis, in proportion to their respective shareholdings, subject to such indemnities or contribution agreements as may be required from the Company or the other parties.

13.2 If the Board shall determine at any time during the currency of this Agreement that borrowing from a bank or other outside source is not desirable, the parties shall each extend loans to the Company as may be determined by the Board to be necessary for the purposes of financing the Business on the terms of this clause and such additional terms as the Board may determine and in the following manner:

      13.2.1 the Board shall, at such times as it resolves that additional capital is so required, issue to each of the parties a requirement notice in writing, specifying the amount of loan each of them is required to extend and the terms of such loan; and

      13.2.2 each of the parties shall extend the amount of loan stated in such requirement notice within four weeks of the date thereof in cash at par.

                                                CONFIDENTIAL TREATMENT REQUESTED

13.3 The amount of loan requested by the Board from the parties in accordance with Clause 13.2 shall be contributed by the parties and any repayment thereof repaid by the Company to each of the parties in the proportions of their shareholding. The maximum aggregate amount of loan for which the parties shall be liable to extend (taken as a whole) shall be US$[**********].

13.4 If either of the parties fails to contribute the amount of loan properly requested by the Board hereunder within the time specified in Clause 13.2.2, the Company shall be entitled to take such action as it thinks fit for obtaining payment of such contribution towards the loan including (without limitation) commencing proceedings against the defaulting party for breach of its obligations hereunder and the defaulting party shall refrain from using its voting rights and other powers of control in relation to the Company to prevent or delay any such action being taken by the Company.

13.5 If either of the parties fails to contribute the amount of loan properly requested by the Board hereunder within the time specified by Clause 13.2.2, the other party shall be entitled (subject to its due contribution of the amount of loan required from it hereunder) to pay to the Company in cash the amount due to the Company by the defaulting party and such amount shall be wholly applied (notwithstanding any other provision of this Agreement) (at its option) in extending the additional loan at par and/or subscribing for additional shares at par in the same class as those shares already held or beneficially owned by such party. If, as a result of exercising the foregoing right, either party becomes the holder or beneficial owner of seventy-five per cent (75%) or more in nominal value of the issued equity capital of the Company (regardless of class) then the provisions of Clauses 8.6, 9 and 10 of this Agreement shall thereupon cease to apply.

14.   PUBLIC OFFERING OF SECURITIES

14.1 In the event of a public offering of the securities of the Company, the parties hereby agree to use their reasonable endeavours, taking into consideration among other things, the recommendation of underwriters to such offering, to procure, subject to any applicable laws, that the employees and shareholders of the Company shall benefit from such offering by way of a preferential grant or offer of such securities or share or stock options, warrants or other similar rights to acquire such securities, the amount of such grant or offer to be determined according to each of their respective efforts towards the profitability of the Company and subject to the agreement of the parties.

14.2 In the event that STI determines that a public offering be made in respect of the securities of STI's subsidiary (incorporated for the purpose of holding STI's entitlement to shares in the Company under this Agreement) in lieu of a public offering of the securities of the Company, STI agrees to use its reasonable endeavours to procure, subject to any applicable laws, that certain employees and shareholders of the Company shall similarly benefit from such offering by way of a preferential grant or offer of such securities or share or stock options, warrants or other similar rights to acquire such securities, the amount of such grant or offer to be determined according to each of their respective efforts towards the profitability of such STI subsidiary and subject to the determination of the board of directors of such subsidiary or compensation or similar committee of such board based upon, among other things, the advice and recommendations of the parties.

15.   TRANSFER OF SHARES

15.1 In the event a party desires to sell or transfer all or part of its shares in the Company to a Person other than a related corporation, it shall first offer to sell the shares to the other party. If the party to which the offer is made does not accept the offer within 60 days from the date of receipt thereof, then the offering party may sell or transfer the offered shares made by the offering party to a third party within six months after the date of the offer, at the same purchase price per share and on no better terms and conditions as were offered to the other party provided always that such third party is not a related corporation of the party which makes the offer. The purchase price of the shares shall be payable in cash upon transfer of the shares.

      The requirement that a party first offers to sell its shares to the other party shall not apply in any case where the sale or transfer is made with the prior written consent of the other party.

15.2 Unless the parties otherwise agree in writing, where there is a change in control of either one of the parties, the party which is the subject of such change in control shall be deemed to have made an offer to the other party to sell all the shares held by it in the Company in the manner aforementioned. For the purposes of this clause "change in control" shall mean a change in shareholding of 50 per cent or more of the issued share capital in a party.

15.3 Subject to the provisions of this Clause, any transfer of shares shall be regulated in accordance with the provisions set out in the Company's Articles of Association.

15.4 Notwithstanding the aforesaid, the parties hereby agree to each divest 0.5% of their respective shareholdings to Magnetics Technology Center ("MTC") or its nominee in acknowledgement of MTC's assistance and contribution to the establishment of the Company, provided that such shares shall be transferred to MTC upon terms that :

      (i)   MTC shall not be deemed to be a joint venture partner;

      (ii) MTC shall not be entitled to any pre-emption right in respect of any future issue or transfer of shares in the Company;

      (iii) MTC shall not be entitled to nominate Directors to the Board;

      (iv) in the event that MTC wishes to divest its shares, it shall offer the shares to STI and Alantac in proportion to their respective shareholdings;

      and that MTC shall execute such deed as the parties may require in relation to its rights and obligations as a passive shareholder in the Company, which shall incorporate the above terms. The foregoing provisions relating to the transfer of shares by the parties shall not apply to such divestment.

16.   DISPOSAL OR CHARGING OF THE SHARES

      Subject to Clause 15.4 of this Agreement, neither of the parties shall, except with the prior written consent of the other, create or permit to subsist any pledge, lien or charge over, or grant any option or other rights or dispose of any interest in, all or any of the shares held by it (otherwise than by a transfer of such shares in accordance with the provisions of the Company's Articles of Association and this Agreement) and any Person in whose favour any such pledge, lien, or charge is created or permitted to subsist or such option or rights are granted or such interest is disposed of shall be subject to and bound by the same limitations and provisions as embodied in this Agreement.

17.   ISSUE OF SHARES

      Subject to Clause 3.4, the issue of new shares shall be regulated in accordance with the provisions set out in the Company's Articles of Association.

18.   EXERCISE OF VOTING RIGHTS

18.1  Each party undertakes with the other as follows:

      18.1.1 to exercise all voting rights and powers of control available to it in relation to the Company so as to give full effect to the terms and conditions of this Agreement including, where appropriate, the carrying into effect of such terms as if they were embodied in the Company's Memorandum and Articles of Association;

      18.1.2 to procure that the Directors nominated by it and its other representatives will support and implement all reasonable proposals put forward at Board and other meetings of the Company for the proper development and conduct of the Business as contemplated in this Agreement;

      18.1.3 to procure that all third parties directly or indirectly under its control shall refrain from acting in a manner which will hinder or prevent the Company from carrying on the Business in a proper and reasonable manner; and

      18.1.4 generally to use its best endeavours to promote the Business and the interests of the Company.

19.   NON-COMPETITION / OTHER VENTURES

19.1 Alantac shall not, nor shall any of its directors, employees or agents, directly or indirectly manufacture, distribute, market or sell the Products or components thereof during the term of this Agreement except in the manner as provided herein (including the Schedules annexed hereto).

19.2 During the term of this Agreement, neither Alantac, its directors, employees or agents may engage in or have any interest in business ventures of any nature which may compete with the Business of the Company.

20.   THIS AGREEMENT NOT TO CONSTITUTE A PARTNERSHIP

      None of the provisions of this Agreement shall be deemed to constitute a partnership between the parties and neither of them shall have any authority to bind the other in any way.

21.   COSTS

      Until the establishment of the Company, all costs and expenses incurred by each party shall be accounted for and borne separately by each of the respective parties, such costs however, to be apportioned between the parties in proportion to their respective shareholdings in the Company after the establishment of the Company.

22.   NON-DISCLOSURE OF INFORMATION

      Neither of the parties shall divulge or communicate to any person (other than those whose province it is to know the same or with proper authority) or use or exploit for any purpose whatever any of the trade secrets or confidential knowledge or information or any financial or trading information relating to the other party and/or the Company which the relevant party may receive or obtain as a result of entering into this Agreement, and shall use its reasonable endeavours to prevent its employees from so acting. This restriction shall continue to apply after the termination of this Agreement without limit in point of time but shall cease to apply to independently developed information or information or knowledge which may properly come into the public domain through no fault of the party so restricted.

23.   TERM AND TERMINATION

23.1 The effective date of this Agreement shall be the date of its execution by both parties.

23.2 Subject to Clause 4.3, this Agreement shall continue in full force and effect until terminated in accordance with the provisions of this clause.

23.3 A party ("the first party") to this Agreement shall be entitled to terminate this Agreement immediately by notice ("the termination notice") in writing to the other party (but not later after 90 days of the event in question first coming to the attention of the first party) if any of the events ("events of default") set out below shall occur. The said events are :

      23.3.1 if the other party or the Company (as the case may be) shall commit a material breach of any of its obligations under this Agreement or under any of the Ancillary Agreements, and shall fail to remedy such breach (if capable of remedy) within 30 days after being given notice by the first party so to do; or

      23.3.2 any distress, execution, sequestration or other process being levied or enforced upon or sued out against the property of the other party which is not discharged, stayed, vacated or dismissed within 60 days after the filing thereof; or

      23.3.3 the presentation of a petition or resolution being passed for the winding up of the other party (whether voluntarily or involuntarily) otherwise than for the purpose of a bona fide reconstruction or amalgamation without insolvency previously approved by the other party (such approval not to be unreasonably withheld); or

      23.3.4 any encumbrancer taking possession of or a receiver, judicial manager or trustee being appointed over the whole or any substantial part of the undertaking, property or assets of the other party or the other party compounding with or convening a meeting of its creditors ; or

      23.3.5 if the other party shall dispose of the whole or substantially the whole of its business or undertaking or in the case of STI, the whole or substantially the whole of its business or undertaking relating to cryogenic coolers, otherwise than for the purpose of a bona fide reconstruction or amalgamation (which reconstruction or amalgamation shall include any disposition to a related company) without insolvency previously approved by the other party (such approval not to be unreasonably withheld): or

      23.3.6 if the other party takes or suffers any other action which, in the reasonable opinion of the party giving notice, means that the other party may be unable to pay its debts; or

      23.3.7 if the parties are unable to resolve a deadlock in the manner provided under Clause 24 below.

23.4 If this Agreement is terminated pursuant to any of the above events of default"), the first party may at it its discretion, by notice ("the option notice") in writing given to the other party at the same time or at any time within 30 days of the termination notice :

      23.4.1 offer to sell all its shares in the Company to the other party at the prescribed price, and thereupon the other party shall be bound to purchase the same at the prescribed price; or

      23.4.2 offer to purchase all the other party's shares in the Company at the prescribed price, and thereupon the other party shall be bound to sell its shares at the prescribed price; or

      23.4.3 inform the other party of the first party's intention to, and thereafter the first party may, either initiate voluntary winding up proceedings against the Company or petition for the winding up of the Company, in which event the other party shall not be entitled to object or stand in the way of such winding up and shall exercise its voting power in favour of the resolution for winding up. The liquidation shall be nominated by the first party.

23.5 Either party hereto shall have the right to terminate this Agreement forthwith and demand a voluntary winding up of the Company giving the other party written notices to that effect upon the occurrence of any of the following events:

      23.5.1 if for reasons beyond the reasonable control of the parties, the Company fails to commence the Business within one calendar year from the date of this Agreement, or is unable to or ceases indefinitely to engage in the Business;

      23.5.2 the Company fails to make any profit from the Business for the period commencing on the incorporation date of the Company and ending three calendar years thereafter;

      23.5.3 the parties are unable to resolve a deadlock in the manner provided under Clause 24 below; or

      and if either party desires to continue the operation of the Company, then upon written notice ("option notice") given by that to the other, that party shall buy and the other party shall sell its shares at the prescribed value as at the date of the notice. If either party fails to given such notice within 30 days of any such event occurring, then either party may initiate voluntary winding up proceedings against the Company or petition for the winding up of the Company, in which event the other party shall not be entitled to object or stand in the way of such winding up, and shall exercise its voting power in favour of the resolution for winding up.

23.6 In this Clause 23, the prescribed price of the shares shall mean such price as may be agreed between the parties within 30 days of the date of the option notice or, in default of such agreement, such price as the auditors of the Company for the time being shall certify to be in their opinion the fair value of the shares as between a willing buyer and a willing seller contracting on arm's length terms having regard to the fair value of the Company as a giving concern as at the date of the option notice. The procedure for the transfer of the shares shall follow as closely as reasonably possible the provisions of the Articles of Association of the Company.

23.7 This Agreement shall terminate if at any time as a result of a transfer of shares made in accordance with this Agreement and the Company's Articles of Association either party (or its nominee) holds no shares in the capital of the Company but without prejudice to any rights which either party may have against the other party arising prior to such termination (including without limit the provisions of Clause 23).

23.8 This Agreement shall terminate immediately if an effective resolution is passed to wind up the Company or if a liquidator is otherwise appointed (but without prejudice to any rights either party may have against the other arising prior to such termination).

23.9 Upon the termination of this Agreement for whatever reason, each of the Ancillary Agreements shall be deemed also to be terminated, provided that any such termination shall be without prejudice to any rights which either party may have against the other party arising prior to such termination nor any specific obligations provided under this Agreement or under any of the Ancillary Agreements to survive such termination.

24.   DEADLOCK

      This Clause shall apply in any case where the parties are unable to agree on any matter provided under Clause 10 which requires the unanimous consent of the parties. In any such case, herein referred to as a "deadlock", each party shall within seven days of such deadlock having arisen or becoming apparent, cause its appointee(s) on the Board of Directors to circulate to its chief executive officer a memorandum setting out its position. Each such memorandum shall be considered by the respective chief executive officers who shall use reasonable endeavours to resolve such dispute. If they agree to a resolution of the matter within twenty-one (21) days of such deadlock or such additional period of time as the parties may mutually agree in writing, the parties shall exercise their voting rights and other powers in the Company to procure that such resolution is fully and promptly carried into effect. If despite the efforts of the respective chief executive officers of the parties, no resolution is reached within the aforementioned period, then each of the parties may pursue such further or additional actions or rights that they may have available to them under the terms of this Agreement, the Company's Memorandum and Articles of Association, at law or in equity.

25.   ASSIGNMENT

      Neither of the parties shall assign or transfer or purport to assign or transfer any of its rights or obligations hereunder without the prior written consent of the other party, except to a related corporation of such proposing assignor and upon such related corporation executing a deed in accordance with the provisions of Clause 26 and the assignor guaranteeing by deed under seal the due performance of the assignee's obligations thereunder.

26.   SUCCESSORS AND ASSIGNS

      This Agreement shall enure for the benefit of and be binding on the respective successors in title and permitted assigns of each party, who shall procure in transferring any of its shares in the Company that each such transferee shall execute a deed with the other party by which the transferee agrees to be bound by terms identical, mutatis mutandis, to the terms of this Agreement (including the terms of this clause as regards any subsequent transfer of the shares).

27.   WAIVER AND FORBEARANCE

      No failure or delay on the part of either of the parties to exercise any right or remedy under this Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy as the case may be. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

28.   GOVERNING LAW AND JURISDICTION

28.1 Subject to the provisions of the following clause, the construction, validity and performance of this Agreement shall be governed in all respects by Singapore law and the parties submit to the non-exclusive jurisdiction of the courts of Singapore.

28.2 Unless otherwise agreed between the parties, all disputes arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and resolved by arbitration. The arbitration shall be held in Singapore and conducted in accordance with the Arbitration Rules of the Singapore International Arbitration Centre for the time being in force which rules are deemed to be incorporated by reference into this clause. Judgement upon the award rendered may be entered in any court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order for enforcement (as the case may be). The number of arbitrators shall be one, and the language to be used in the arbitral proceedings shall be English.

29.   SEVERABILITY

29.1 If any provision or term of this Agreement shall become or be declared illegal, invalid or unenforceable for any reason whatsoever such provision or term shall be divisible from this Agreement and shall be deemed to be deleted from this Agreement, provided always that if such deletion substantially affects or alters the commercial basis of this Agreement, the parties shall negotiate in good faith to amend and modify the provisions and terms of this Agreement so as to achieve so far as possible the same economic effect without rendering the Agreement so amended or modified illegal, invalid or unenforceable.

30.   NOTICE

30.1 Any notice or other document to be given under this Agreement shall be in writing and shall be deemed to have been duly given if left at or sent by hand or by registered post, in the case of overseas post, by air mail; or by telex, facsimile or other electronic media to a party at the address, telex or facsimile number set out below for such party or such other address as one party may from time to time designate by written notice to the other.

30.2 Any such notice or other document shall be deemed to have been received by the addressee five working days following the date of despatch if the notice or other document is sent by registered post, or simultaneously with the delivery or transmission if sent by hand or if given by telex, facsimile or other electronic means.

30.3  STI's address for service is:

      Address:                460 Ward Drive
                              Suite F
                              Santa Barbara, CA
                              93111-2310
      Attention:              Mr James Evans, Chief Financial Officer
      Facsimile:              805-967-0342

30.4  Alantac's address for service is:

      Address:                Block 3016A Ubi Road 1
                              #01-07
                              Singapore 408707
      Attention:              Mr Lau Kin Hong
      Facsimile:              65 741 0688
                              65 745 0018

31.   ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement and understanding of the parties and supersedes all prior oral or written agreements, understandings or arrangements between them relating to the subject matter of this Agreement. Neither party shall be entitled to rely on any agreement, understanding or arrangement which is not expressly contained in this Agreement and no change may be made to this Agreement except in writing signed by duly authorised representatives of both parties.

32.   THE TERMS OF THIS AGREEMENT TO PREVAIL

      In the event of any ambiguity or conflict arising between the terms of this Agreement and those of the Company's Memorandum and Articles of Association, the terms of this Agreement shall prevail as between the parties, and the parties shall exercise all their voting rights and other powers of control available to them to amend the Company's Memorandum and Articles of Association to conform to the terms of this Agreement.

      IN WITNESS WHEREOF the parties hereto have hereunto set their hands the day and year first above written.

SIGNED by                          )
                                   )
for and on behalf of the abovenamed)
SUPERCONDUCTOR                     )
TECHNOLOGIES INC. in the           )
presence of:-                      )
                                    /s/ JAMES G. EVANS, JR.
                                   ------------------------
                                   Name: James G. Evans, Jr.
                                   Designation: V.P. & Chief Financial Officer

SIGNED by                          )
                                   )
for and on behalf of the abovenamed)
ALANTAC TECHNOLOGIES (S)           )
PTE LTD in the presence of:-       )
                                    /s/ LAU KIN HONG
                                   ------------------------
                                   Name: Lau Kin Hong
                                   Designation: Managing Director

                                   SCHEDULE I

                                  (Recital (A))

             Products to be manufactured by the Company in Singapore

1. STI internal design cooler which provides 4 watts of lift at 77K, to be designated as the "STI 77K cooler".

2. Sunpower design cooler which provides 4 watts of lift at 77K to be designated as the "SP 77K cooler".

3. Sunpower design cooler which provides 35 watts of lift at 220K to be designated the "SP 220K cooler".

                                   SCHEDULE II

                                  (Clause 2.2)

              Memorandum and Articles of Association of the Company

                          THE COMPANIES ACT, (CAP. 50)

                           ---------------------------

                        PRIVATE COMPANY LIMITED BY SHARES

                           ---------------------------

                            MEMORANDUM OF ASSOCIATION

                                       OF

                                CRYO-ASIA PTE LTD

- --------------------------------------------------------------------------------

 1.      The name of the Company is Cryo-Asia Pte Ltd.                          Name

 2.      The objects for which the Company is established are:-                 Objects

(1)      [To carry on the business of manufacturing and marketing               [To manufacture
         cryogenic coolers.]                                                    and market
                                                                                cryogenic coolers]

(3)      To subscribe for, underwrite, buy or otherwise acquire and             To subscribe for
         hold, and to sell, exchange or otherwise dispose of stocks,            shares
         shares, funds, bonds, debentures, debenture stock,
         obligations, securities and investments, however
         constituted and wherever issued, and any options or rights in respect thereof.

(4)      To acquire any such shares, stock debentures, debenture                To acquire by
         stock, obligations or securities by original subscription,             subscription tender
         tender, purchase, exchange or otherwise either for cash or tender a consideration other than cash and to subscribe for the same, either conditionally or otherwise and to underwrite, or sub-underwrite or guarantee the subscription thereof in any manner and to exercise and enforce all or any of the rights and powers conferred by or incident to the ownership thereof.

(5)      To issue debentures, debenture stock, bonds, obligations,           To issue
         and securities of all kinds, and to frame, constitute and           debentures
         secure the same, as may seem expedient, with full power
         to make the same transferable by delivery, or by
         instrument of transfer or otherwise, and either perpetual
         or terminable, and either redeemable or otherwise, and to
         charge or secure the same by trust, deed, or otherwise, on the undertaking of the Company, or upon any specific
         property and rights, present and future, of the Company
         (including, if thought fit, uncalled capital), or otherwise howsoever.

(6)      To facilitate and encourage the creation, issue, or                 To facilitate
         conversion, of debentures, debenture stock, bonds,                  creation of
         obligations, shares, stock, and securities, and to act as           debentures
         trustees in connection with any such securities, and to
         take part in the conversion of business concerns and
         undertakings into companies.

(7)      To take part in the formation, management, supervision,             To take part in
         or control of the business or operations of any company             operations of other
         or undertaking, and for that purpose to appoint and                 companies
         remunerate any directors, accountants, or other experts or agents.

(8)      To constitute any trusts with a view to the issue of                To constitute trusts
         preferred and deferred or any other special stocks or
         securities based on, or representing any shares, stock, or other assets, specifically appropriated for the purpose of any such trust, and to settle and regulate, and if thought fit to undertake and execute any such trusts, and to issue, dispose of, or hold any such preferred, deferred, or other special stocks or securities.

(9)      To lend and advance money or give credit to any person              To lend money
         or company, to secure or undertake in any way the
         repayment of moneys lent or advanced to or the liabilities incurred by any person or company and to otherwise
         financially assist any person or company.

(10)     To borrow or raise money or secure obligations (whether             To borrow money
         of the Company or any other person) in such manner as
         may be thought fit, and for that purpose to issue notes,
         debentures, or debenture stock, perpetual or redeemable,
         or to accept bills of exchange or make promissory notes
         and to secure the repayment of any moneys borrowed or
         raised or owing by the Company by a charge or lien upon
         or conveyance of the whole or any part of the Company's
         property or assets, including its uncalled capital, upon
         such terms as to priority or otherwise, as the Company
         shall think fit and to give to lenders and creditors or trusts on their behalf, powers of sale and all other usual and
         necessary powers.

(11)     To charge or create any encumbrance over all or part of             To charge assets
         the undertaking, property, assets and rights present and
         future and uncalled capital of the Company by any means
         whatsoever to secure any liabilities or obligations
         (whether monetary or otherwise) of the Company or of
         any third party, whether or not the Company receives any
         consideration or advantage in respect of the creation of
         such charge or other encumbrance.

(12)     To guarantee or give any indemnity or otherwise support             To guarantee
         or secure the payment of money by or the performance of             obligations
         contracts or other obligations of any person or company
         in such manner as the Company may think fit and
         whether or not it receives any benefit therefrom and to
         secure such obligations of the Company by charging all
         or any part of the property, assets and undertaking of the
         Company.

(13)     To purchase, take on lease, or in exchange, hire, or                To acquire land
         otherwise acquire and hold for any estate or interest and
         work and develop, any lands, buildings, easements,
         rights, privileges, concessions, machinery, patents, plants, stock in trade, and immovable and movable property of
         any kind.

(14)     To build, construct, alter, improve, maintain, develop,             To construct
         work, manage, carry out or control any buildings,                   buildings
         factories, warehouses, shops, stores, houses, and other
         works and conveniences which may seem calculated
         directly or indirectly to advance the Company's interests
         and to contribute and subsidize or otherwise assist or take part in the construction, improvement, maintenance,
         working, management, carrying out or control hereof.

(15)     To transact or carry on any kind of agency business, and            To transact agency
         in particular in relation to the investment of money, the           business
         sale of property and the collection and receipt of money.

(16)     To apply for, purchase, or otherwise acquire use, assign,           To acquire patents,
         sell and generally deal in patents, patent rights,                  trademarks
         trademarks, designs, or other exclusive or limited rights
         or privileges, and to use, develop, grant licences and
         otherwise turn to account the same, or any interests
         thereunder, and at pleasure to dispose of the same in any
         way.



(17)     To pay for any property or rights acquired by the                   To pay in cash or
         Company, either in cash or in fully or in partly paid               shares
         shares, with or without preferred or deferred rights in
         respect of dividends or repayment of capital or otherwise, or by the issue of securities, or partly in one mode and partly in another and generally on such terms as may be arranged or determined.

(18)     To acquire and undertake the whole or any part of the               To acquire
         business, goodwill and assets of any person, firm or                business
         company carrying on or proposing to carry on any of the
         businesses which this Company is authorized to carry on
         and as part of the consideration for such acquisition to
         undertake all or any of the liabilities of such person, firm, company or to acquire an interest in, amalgamate with or
         enter into any arrangements for sharing profits or for
         cooperation or for limiting competition or for mutual
         assistance with any such person, firm or company and to
         give or accept by way of consideration for any of the acts or things aforesaid or for any property acquired, any
         shares, debentures, or securities that may be agreed upon
         and to hold good and retain or sell, mortgage and deal
         with any shares, debentures or securities so received.

(19)     To promote any other company for the purpose of                     To promote any
         acquiring all or any of the property and undertaking and            other company
         all or any of the liabilities of this Company or of
         undertaking any business or operations which may appear
         likely to assist or benefit this Company or to enhance the value of any property or business of this Company and to
         place or guarantee the placing of, underwrite, apply for,
         accept and hold or subscribe, the whole or any part of the capital or securities or to lend money or to guarantee the performance of the contract of any such company.

(20)     To sell, improve, manage, develop, exchange, lease,                 To deal with
         mortgage, enfranchise, dispose of, turn to account or               undertaking
         otherwise deal with the whole or any part of the undertaking, property, assets and rights of the Company, either together or in portions for such consideration as may be agreed and in particular for shares, debentures, debenture stock or
         securities of any company purchasing the same.

(21)     To draw, make, accept, endorse, discount, execute and               To issue
         issue promissory notes, bills of exchange, bills of                 negotiable
         lading, warrants, debentures, stock and other                       instruments
         negotiable or transferable instruments.

(22)     To acquire or obtain from any government or authority,              To acquire rights
         supreme, municipal, local or otherwise, or any
         corporation, company or person any charters, rights,
         privileges, and concessions which may be conducive to any of the objects of the Company and to accept, make payments
         under, carry out, exercise and comply with any such charters, rights, privileges and concessions.

(23)     To act as agents or brokers and subject to compliance               To act as agents,
         with any restrictions imposed by law as trustees for any            brokers
         person, firm or company and also to act in any of the
         businesses of the Company through or by means of agents,
         brokers, sub-contractors, or others.

(24)     To grant pensions or gratuities to any past or serving              To grant pensions
         directors, officers, or employees of the Company or to the relations, connections, or dependents of any such persons, or to effect and make payment towards insurances in
         respect of and for the benefit of any such persons and to
         establish or support associations, institutions, clubs,
         funds and trusts (whether solely connected with the trade, carried on by the Company or any subsidiary company or
         not) which may be considered or calculated to benefit any
         such persons or otherwise advance the interests of the
         Company or of its members.

(25)     To remunerate any person, firm or company rendering                 To remunerate any
         services to the Company either by cash payment or by the            person
         allotment to him or them of shares or securities of the
         Company credited as fully paid up in full or in part or
         otherwise.

(26)     To pay all or any expenses incurred in connection with              To pay expenses
         the formation and incorporation of the Company or to
         contract with any person, firm or company to pay the same and to pay commissions to brokers and others for underwriting, placing, selling, or guaranteeing the subscription of any
         shares, debentures or securities of this Company or a company promoted by this Company.

(27)     To effect insurances against losses, damage risks and               To effect
         liabilities of all kinds which may effect any person or             insurances
         company having contractual relationship with the
         Company.

(28)     To distribute among the members of the Company in kind              To distribute
         any property of the Company and in particular any                   property in kind
         immovable property or any shares, debentures or securities of other companies belonging to this Company or of which this
         Company may have the power of disposing, but so that no
         distribution involving a reduction of the capital may be made without such sanctions as may be required by law.

(29)     To establish branches and agencies for the purposes of              To establish
         the Company.                                                        branches

(30)     Subject to compliance with the restrictions imposed by              To undertake and
         law to undertake and execute any trusts the undertaking             execute trusts
         whereof may seem desirable and either gratuitously or
         otherwise.

(31)     To invest and deal with the moneys of the Company not               To invest moneys
         immediately required upon such securities or without
         security and in such manner as may from time to time be
         determined.

(32)     To appoint from time to time either with full or restricted         To appoint agents,
         powers of sub-delegation and either with or without                 attorneys
         remuneration agents, attorneys, local or managing
         directors, or any person or corporation under power of
         attorney or otherwise within or outside the Republic of
         Singapore for the purpose of carrying out and completing
         all or any of the objects of the Company as mentioned in
         this Memorandum of Association and of arranging,
         conducting or managing the business or businesses of the
         Company or any matter or concern whatsoever in which
         the Company now is or may from time to time be or
         become or be about to become interested or concerned
         with the same or more limited powers than the Directors
         of the Company have and to delegate such powers.

(33)     To amalgamate with any other company.                               To amalgamate

(34)     To enter into any arrangement for sharing profits, union            To enter into
         of interests, co-operation, joint venture, reciprocal               arrangement for
         concession or otherwise with any person or company                  profit sharing
         carrying on or engaged in or about to carry on or engage
         in any business or transaction capable of being conducted
         so as directly or indirectly to benefit this Company and to take or otherwise acquire shares and securities of any
         such company and to sell hold re-issue with or without
         guarantee or otherwise deal with the same.

(35)     To cause the Company to be registered or recognised in              To register in
         any foreign country or place.                                       foreign country

(36)     To make donations for patriotic or for charitable purpose.          To make donations

(37)     To transact any lawful business in aid of Singapore in the          To assist in war
         prosecution of any war or hostilities in which Singapore
         is engaged.

(38)     Unless expressly excluded or modified herein or by the              To exercise powers
         Company's Articles of Association to exercise each and              in Third Schedule
         every one of the powers set forth in the Third Schedule to the Companies Act, (Cap. 50).

(39)     To do all or any of the above things in any part of the             To do any other
         world and either as principals, agents, trustees,                   things
         contractors, or otherwise and either alone or in conjunction with others, and either by or through local managers, agents, sub-contractors, trustees or otherwise.

(40)     To carry on in connection with the above such other                 To carry on
         businesses as may be conveniently or profitably carried             incidental activities
         on therewith or may usefully employ or turn to account or
         enhance the value of or render profitable any of the
         Company's property or rights and to do all such other things as are incidental or conducive to the above objects or any of them.

         AND IT IS HEREBY DECLARED as follows:
  (A) The word "company" in this clause except where used in                  Definition of
reference to the Company shall wherever the context so permits be             "company"
deemed to include any partnership or other body of persons whether incorporated or not, and whether domiciled in the Republic of Singapore or elsewhere;


  (B)    The objects set forth in any sub-clause of this Clause 2            Construction of
shall not be construed restrictively but the widest interpretation           objects clauses
shall be given to them and they shall not, except when the
context expressly so requires, be in any way limited to or
restricted by reference to or inference from any other object or objects set forth in such sub-clause or from the terms of any other sub-clause or by the name of the Company. None of such sub-clause or the object or objects therein specified or the powers thereby conferred shall be deemed subsidiary or ancillary to the objects or powers mentioned in any other sub-clause, but the Company shall have full power to exercise all or any of the powers and to achieve or to endeavour to achieve all or any of the objects conferred by and provided in any one or more of the said sub-clause.

  3.     The liability of the members is limited.                            Liability of
                                                                             members

  4.     The authorised share capital of the Company is                      Capital
US$100,000 divided into 100,000 shares of US$1.00 each, with power to the Company to increase, subdivide, consolidate or
reduce such capital and to divide the shares forming the capital
(original, increased or reduced) into several classes and to attach thereto respectively preferential, deferred, special or qualified rights, privileges or conditions, as regards dividends, repayment of capital. voting or otherwise.

          We, the several persons whose names and addresses are subscribed are desirous of being formed into a company in pursuance of this Memorandum of Association and we respectively agree to take the number of shares in the capital of the Company set opposite our respective names.

NAMES, ADDRESSES AND DESCRIPTION OF                             Number of Shares
             SUBSCRIBERS                                           taken by each
                                                                   Subscriber

Mr. James Graff Evans, Jr.                                             SIX
[Address:                                ]

Chief Financial Officer

For and on behalf of SUPERCONDUCTOR
TECHNOLOGIES INC. a Company incorporated under the laws of the State of Delaware and having its registered office at 460
Ward Drive, Suite F, Santa Barbara,
California 93111-2310, USA pursuant to a Letter of Authority dated

Total number of shares taken                                           SIX

                       Dated this      day of       1996.

                         Witness to the above signature:

NAMES, ADDRESSES AND DESCRIPTION OF                             Number of Shares
             SUBSCRIBERS                                          taken by each
                                                                    Subscriber

Mr. Lau Kin Hong                                                       FOUR
[Address:                           ]

[Occupation:                        ]

For and on behalf of ALANTAC
TECHNOLOGIES (S) PTE LTD a Company
incorporated in Singapore and having its registered office at Block 3014A #02-03
Ubi Road 1, Singapore 408703, pursuant
to a Letter of Authority dated

Total number of shares taken                                           FOUR

                       Dated this      day of       1996.

                         Witness to the above signature:

                           THE COMPANIES ACT (CAP. 50)

                           ---------------------------

                        PRIVATE COMPANY LIMITED BY SHARES

                           ---------------------------

                             ARTICLES OF ASSOCIATION

                                       OF

                                CRYO-ASIA PTE LTD

- --------------------------------------------------------------------------------

                                   PRELIMINARY

1.       The regulations contained in Table A in the Fourth Schedule to               Table 'A' excluded
the Companies Act (Cap. 50) shall not apply to the Company, except so far as the same are repeated or contained in these Articles.

2.       In these Articles, unless the context otherwise requires:-                   Definitions

"the Act"            means the Companies Act (Cap. 50) or any statutory
                     modification thereof for the time being in force;

"'Article"           means these Articles of Association in their original
                     form or as amended from time to time;

"Directors,          means the Directors for the time
or the Board"        being of the Company as a body or a quorum of the
                     Directors present at a meeting of the Directors;

"dividend"           includes bonus;

"Joint Venture
Agreement"           means the Joint Venture Agreement dated and entered
                     into between Superconductor Technologies Inc. and
                     Alantac Technologies (S) Pte Ltd;

"member"             means a member of the Company;

"month"              means a calendar month;

"office"             means the registered office of the Company;

"seal"               means the common seal of the Company;




"Secretary"          means any person appointed to perform the duties of a secretary of the Company and includes a Deputy Secretary or an Assistant
                     Secretary;

"Statutes"           means the Act and every other Act being in force concerning companies and affecting the Company;

"$"                  refers to the lawful currency of Singapore;

                     expressions referring to writing shall, unless the contrary intention appears, be construed as including references to printing, lithography, photography and other modes of representing or reproducing words in a visible form;

                     words or expressions contained in these Articles shall be interpreted in accordance with the provisions of the Interpretation Act (Cap. 1)
                     and of the Act;

                     words denoting the singular number only shall include the plural number and vice versa; words denoting the masculine gender only shall include the feminine and neuter genders; words denoting persons shall include corporations and other bodies of persons;

                     the marginal notes in these Articles are inserted for convenience and reference only and are in no way designed to limit or circumscribe the scope of these Articles.

                           PRIVATE COMPANY


3.  The Company is a private company, and accordingly: -                             Private Company

          (a) no invitation shall be issued to the public to subscribe for any shares or debentures of the Company;

          (b) the number of the members of the Company (not including persons who are in the employment of the Company, and persons who, having been formerly in the employment of the Company, were while in that employment, and have continued after the determination of that employment to be, members of the Company) shall be limited to 50, provided that where two or more persons hold one or more shares in the Company jointly they shall, for the purposes of this Article, be treated as a single member;

          (c) the right to transfer the shares of the Company shall be restricted in manner hereinbefore appearing; and

          (d) no invitation shall be issued to the public to deposit money with the Company for fixed periods or payable at call, whether bearing or not bearing interest.

                                      -3-

                                      BUSINESS

4.       Any  branch or kind of business which by the                                 Business of Company
Memorandum of Association of the Company or these Articles is either Company expressly or by implication authorized to be undertaken by the Company may be undertaken by the Directors at such time or times as they shall think fit and further may be suffered by them to be in abeyance whether such branch or kind of business may have been actually commenced or not, so long as the Directors may deem it expedient not to commence or proceed with such branch or kind of business.

5.       The office shall be at such place in the Republic of Singapore as            Office of Company
the Directors shall from time to time determine.

                                       SHARES

6.       (a)     No shares shall be issued by the Directors without the               Issue of shares
prior approval of the Company in general meeting.

         (b) Unless otherwise determined by the Company by special resolution or otherwise agreed by the holders of all the shares for the time being issued, all unissued shares shall before issue be offered for subscription to the members in proportion as nearly as the circumstances will admit to the number of shares then held by them. Any such offer shall be made by notice specifying the number and class of shares and the price at which the same are offered and limiting the time (not being less than 28 days, unless the member to whom the offer is to be made otherwise agrees) within which the offer if not accepted will be deemed to be declined.

         (c) Subject as aforesaid, all unissued shares shall be at the disposal of the Directors and they may allot grant options over or otherwise deal with or dispose of the same to such persons, at such times, and generally on such terms as they think proper, but so that no shares shall be issued at a discount except in accordance with the Act.

         (d) Without prejudice to any special rights or privileges attached to any then existing shares in the capital of the Company, any new shares may be issued upon such terms and conditions, and with such rights and privileges attached thereto, as the Company by special resolution may direct or, if no such direction be given, as the Directors shall determine, and in particular such shares may be issued with preferential, qualified or deferred right to dividends and in the distribution of assets of the Company, and with a special or restricted right of voting, and any preference share may be issued on the terms that it is, or at the option of the Company liable to be redeemed.

7.       If at any time the share capital is divided into different classes of        Variation of rights
shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether at not the
Company is being wound up, be varied with the consent in writing of the holders of three-fourths of the issued shares


of that class, or with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of the class. To every such separate general meeting the provisions of these Articles relating to general meetings shall mutatis mutandis apply, but so that the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class and that any holder of shares of the class present in person or by proxy may demand a poll. Provided always that where the necessary majority for such a special resolution is not obtained at the meeting, consent in writing if obtained from the holders of three-fourths of the issued shares of the class concerned within two months of the meeting shall be as valid and effectual as a special resolution carried at the meeting.

8.     Except as is otherwise expressly permitted by the Act, the Company             Prohibition of dealing in its
shall not give, whether directly or indirectly and whether by means of a              own shares
loan, guarantee or the provision of security or otherwise, any financial assistance for the purpose of or in connection with the purchase of or subscription for the shares of the Company or its holding company or in any way purchase, deal in or lend money on its shares.

9.       Where any shares are issued for the purpose of raising money to              Power to charge interest on
defray the expenses of the construction of any works or buildings, or the             capital
provision of any plant which  cannot  be  made profitable for a lengthened period, the Company may pay interest on so much of that share capital as is for the time being paid up for the period and subject to the conditions and restrictions mentioned in the Act and may charge the same to capital as part of the cost of the construction of the works or buildings or the provision of the plant.

10.      The  Company  may  exercise  the  powers  of  paying                         Power to pay commission and
commissions conferred by the Act, provided that the rate percent or the               brokerage
amount of the commission paid or agreed to be paid shall be disclosed in the manner required by the Act and the commission shall not exceed the rate of 10 percent of the price at which the shares in respect whereof the same is paid are issued or an amount equal to 10 percent of that price (as the case may be). Such commission may be satisfied by the payment of cash or the allotment of fully or partly paid shares or partly in one way and partly in the other. The Company may also on any issue of shares pay such brokerage as may be lawful.

11.        Except as required by law, no person shall be recognised by the            Exclusion of equities
Company as holding any share upon  any  trust,  and  the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or unit of a share or (except only as by these Articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

                                 SHARE CERTIFICATES

12.        Every person whose name is entered as a member in the                      Entitlement to certificate
Register of Members shall be entitled without charge to receive within two months after allotment or one month after the lodgment of transfer one certificate for all his shares of any one class, or upon payment of
$2.00 (or such lesser sum as the Directors may from time to time determine) several certificates in reasonable denominations in respect of shares of any one class. Where a member transfers part only of the shares comprised in a certificate, one new certificate for the balance of such shares shall be issued in lieu of the old certificate without charge. In the case of a share held jointly by several persons the Company shall not be bound to issue more than one certificate and delivery thereof to one of several joint holders shall be sufficient delivery to all such holders.

13.        Every certificate of title to shares shall be issued under the seal        Form of share certificate
in such form as the Directors shall from time to time prescribe, shall bear the autographic or facsimile signatures of either two Directors or one
Director and the Secretary or some other person appointed by the
Directors and shall specify the number and class of shares to which it relates and the amounts paid thereon. Every certificate of title to debentures shall bear the autographic or facsimile signature of a Director.

14.        Subject to the provisions of the Act, if any share certificate shall       Replacement of certificate
be defaced, worn out, destroyed, lost or stolen, it may be renewed on such evidence being produced and such letter of indemnity (if any) being given as the Directors of the Company may require, and in the case of defacement or wearing out on delivery of the old certificate and in any case on payment of such sum not exceeding $1.00 as the Directors may from time to time require. In the case of the certificate being destroyed, lost or stolen a shareholder or person entitled to whom such renewed certificate is given shall also bear the loss and pay to the Company all expenses incidental to the investigations by the Company of the evidence of such destruction or loss.

                               JOINT HOLDERS OF SHARES

15. Where two or more persons are registered as the holders of any                    Rights and liabilities
    share they shall be deemed to hold the same as joint tenants with                 of joint holders
    benefit of survivorship subject to the following provisions:

           (a) the Company shall not be bound to register more than three persons as the holders of any share, except in the case of executors or trustees of a deceased shareholder;

           (b) the joint holders of a share shall be liable severally as well as jointly in respect of all payments which ought to be made in respect of such share;

           (c) on the death of any one of such joint holders the survivor or survivors shall be the only person or persons recognised by the Company as having any title to such share but the Directors may require such evidence of death as they may deem fit;

               (d) any one of such joint holders may give effectual receipts for any dividend payable to such joint holders; and

               (e) only the person whose name stands first in the Register as one of the joint holders of any share shall be entitled to delivery of the certificate relating to such share or to receive notices from the Company and any notice given to such person shall be deemed notice to all the joint holders.



                                        LIEN

16.        The Company shall have a first and paramount lien on shares                Company's lien
registered in the name of a member (whether fully paid or not) and on dividends from time to time declared in respect of such shares for all moneys due to the Company from him or his estate either alone or jointly with any other person whether a member or not and whether such moneys are presently payable or not.

17.        The Company may sell, in such manner as the Directors think                Sale of shares subject to lien
fit, any shares on which the Company has a lien, but no sale shall be made unless a sum in respect of which the lien exists is presently payable, nor until the expiration of 14 days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the share, or the person entitled thereto by reason of his death or bankruptcy.

 18.       To give effect to any such sale the Directors may authorize                Rights of purchaser of such
some person to transfer the shares sold to the purchaser thereof. The                 shares
purchaser shall be registered as the holder of the shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

19.        The proceeds of the sale shall be received by the Company and              Application of
applied in payment of such part of the amount in respect of which the lien            proceeds of such
exists as is presently payable and accrued interest and expenses, and the             sale
residue, if any, shall be paid to the person entitled to the shares at the date of the sale, or, his executors, administrators or assignees or as he may direct.

                                   CALLS ON SHARES

20.        The Directors may from time to time make calls upon the                    Call on shares
members in respect of any money unpaid on their shares (whether on account of the nominal value of the shares or by way of premium) and not by the conditions of allotment thereof made payable at fixed times, provided that no call shall exceed one fourth of the nominal value of the share or be payable at less than one month from the date fixed for the payment of the last preceding call, and each member shall (subject to receiving at least 14 days' notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed as the Directors may determine.

21.        A call shall be deemed to have been made at the time when the              Time when made
resolution of the Directors authorizing the call was passed and may be required to be paid by installments.

22.        If a sum called in respect of a share is not paid before or on the         Interest on calls
day appointed for payment thereof, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment thereof to the time of actual payment at such rate not exceeding 8 percent per annum as the Directors may determine, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

23.        Any sum which by the terms of issue of a share becomes                     Sum due on allotment
payable on allotment or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purposes of these
Articles be deemed to be a call duly made and payable on the date on which by the terms of issue the same becomes payable, and in case of non-payment all the relevant provisions of these Articles as to payment of interest and expenses, forfeiture, or otherwise shall apply as if the sum had become payable by virtue of a call duly made and notified.

 24.       No member shall be entitled to receive any dividend or to  be              Rights of
present or vote at any meeting or upon a poll, or to exercise any  privilege          member
as a member until he shall have paid all calls for the time being due and             suspended until
payable on every share held by him, whether alone or jointly with any                 calls are duly
other person, together with interest and expenses (if any).                           paid

25.        The Directors may, on the issue of shares, differentiate  between          Power to
the holders as to the amount of calls to be paid and the times  of payment.           differentiate

26.        The Directors may, if they think fit, receive from any  member             Payment in advance of calls
willing to advance the same all or any part of the money  uncalled and unpaid upon any shares held by him, and upon all or any part of the money so advanced may (until the same would, but for the advance, become payable) pay interest at such rate not exceeding (unless the
Company in general meeting shall otherwise direct) 8 percent per annum as may be agreed upon between the Directors and the member paying the sum in advance. Capital paid on shares in advance of calls shall not, whilst carrying interest confer a right to participate in profits.


                                TRANSFER OF SHARES

27.        Subject to these Articles any member may transfer all or any of            Form of transfer
his shares. Every transfer must be in writing and in the usual form or in any form approved by the Directors. The instrument of transfer of a share shall be signed both by the transferor and by the transferee and be witnessed. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register of
Members in respect thereof. Shares of different classes shall not be comprised in the same instrument of transfer.

28.        All instruments of transfer which shall be registered shall be             Retention of transfers
retained by the Company but any instrument of transfer which the
Directors may refuse to register shall (except in any case of fraud) be returned to the party presenting the same.

 29.       The Directors may decline to accept any instrument of transfer             Right to decline to accept
unless:                                                                               transfer

            (a) such fee not exceeding $2.00 as the Directors may from time to time determine is paid to the Company in respect thereof;

            (b) the instrument of transfer is duly stamped in accordance with any law for the time being in force relating to stamp duty;

            (c) the instrument of transfer is deposited at the office or at such other place (if any) as the Directors may appoint accompanied by the certificates of the shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer and, if the instrument of transfer is executed by some other person on his behalf, the authority of the person so to do; and

            (d) such fee not exceeding $1.00 as the Directors may from time to time determine is paid to the Company in respect of the registration of any probate, letters of administration, certificate of marriage or death, power of attorney or any document relating to or affecting the title to the shares.

30.        No share shall in any circumstances be transferred to any infant           Infant, bankrupt or person of
or bankrupt or person of unsound mind.                                                unsound mind

31.        (1) Unless otherwise agreed by the holders of all the shares for           Pre-emption rights
the time being issued, any person proposing to transfer a share (hereinafter called "the proposing transferor") shall give notice in writing (hereinafter called "a transfer notice") to the Company that he desires to transfer the same.
Such notice shall specify the sum he fixes as the fair value and shall constitute the Company his agent for the sale of the share to the other members in proportion to their

shareholdings in the Company (hereinafter called "the purchasing member") at the price so fixed or at the option of the purchasing member at the fair value to be fixed by the auditors of the Company in accordance with Article 31(4) hereof.

           (2) A transfer notice may include several shares and in such               Directors' right
case shall operate as if it were a separate notice in respect of each. A              to refuse transfer
transfer notice shall not be revocable except with the sanction of the                of shares
Directors.

           (3) If the Company shall within 28 days after being served with a transfer notice find a purchasing member and shall give notice thereof to the proposing transferor, he shall be bound upon payment of the fair value as fixed in accordance with paragraph (1) or (4) of this Article 31 to transfer the share to the purchasing member.

           (4) In case any difference arises between proposing transferor and the purchasing member as to the fair value of a share, the auditors shall on the application of either party certify in writing the sum which in their opinion is the fair value and such sum shall be deemed to be the fair value and in so certifying the auditors shall be considered to be acting as experts and not as arbitrators and accordingly the Arbitration Act (Cap. 10) shall not apply. The interval between the date of the application to the auditors and the date of their certificate shall not be taken into consideration in calculating the period referred to in the preceding paragraph.

           (5) If in any case the proposing transferor after having become bound as aforesaid makes default in transferring the share, the Company may receive the purchase money and the proposing transferor shall be deemed to have appointed any one Director or the Secretary of the Company as his agent to execute a transfer of the share to the purchasing member, and upon the execution of such transfer the Company shall hold the purchase money in trust for the proposing transferor. The receipt of the Company for the purchase money shall be a good discharge to the purchasing member, and after his name has been entered in the Register in purported exercise of the aforesaid power the validity of the proceedings shall not be questioned by any person.

      (6) If the Company shall not within the period referred to in paragraph
(3) of this Article 31 find a purchasing member and give notice in the manner aforesaid the proposing transferor shall at any time within three months afterwards be at liberty, subject to Article 29 hereof, to sell and transfer the share (or where there are more shares than one, those not placed) to any person and at a price which is not less than that specified by him in the transfer notice.

32. The Directors may refuse to register the transfer of any share:

           (a)   if the share has not been fully paid or is subject to a lien;
                 or

           (b) if the provisions of these Articles relating to the transfer of shares have not been complied with.


33.        If the Directors shall refuse to register the transfer of any share        Directors to give reasons for
they shall within one month of the date on which the application for                  refusal to transfer
transfer was made serve on the transferor and transferee a notice in writing stating the reasons justifying the refusal to transfer and a notice of refusal as required by the Act.

34.        The Company shall maintain a Register of Transfers which shall             Register of Transfers
be kept under the control of the Directors, and in which shall be entered the particulars of every transfer of shares. The Register of Transfers may be closed at such times and for such periods as the Directors may from time to time determine provided always that it shall not be closed for more than 30 days in the aggregate in any year.

                               TRANSMISSION OF SHARES

35.        In case of the death of a member the survivor or survivors where           Transmission on death
the deceased was a joint holder, and the legal personal representatives of the deceased where he was a sole holder, shall be the only persons recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by him with other persons.

36.        Any person becoming entitled to a share in consequence of the              Persons becoming entitled on
death or bankruptcy of a member may, upon such evidence being                         death or bankruptcy of
produced as may from time to time properly be required by the Directors               member may be registered
and subject as hereinafter provided, elect either to be registered himself as holder of the share or to have some person nominated by him registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by that member before his death or bankruptcy.

37.        If the person so becoming entitled elects to be registered                 Rights or persons becoming
himself, he shall deliver or send to the Company a notice in writing                  entitled on death or
signed by him stating that he so elects. If he elects to have another person          bankruptcy of member
registered he shall testify his election by executing to that person a transfer of the share. All the limitations, restrictions, and provisions of these Articles relating to the right to transfer and the registration of transfer of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the member had not occurred and the notice or transfer were a transfer signed by that member.

38.        Where the registered holder of any share dies or becomes                   Rights of unregistered
bankrupt his personal representative or the assignee of his estate, as the            executors and trustees
case may be, shall, upon the production of such evidence as may from time to time be properly required by the Directors in that behalf, be entitled to the same dividends and other advantages, and to the same rights (whether in relation to meetings of the Company, or to voting, or otherwise), as the registered holder would have been entitled to if he had not died or become bankrupt; and where two or more persons are jointly entitled to any share in consequence of the death of the registered holder they shall, for the purposes of these Articles be deemed to be joint holders of the share.

                                FORFEITURE OF SHARES

39.        If a member fails to pay any call or installment of a call on the          Notice requiring payments of
day appointed for payment thereof, the Directors may, at any time                     calls
thereafter during such time as any part of the call or installment remains unpaid serve a notice on him requiring payment of so much of the call or installment as is unpaid, together with any interest which may have accrued.

40.        The notice shall name a further day (not earlier than the                  Notice to state time and place
expiration of 14 days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

41.        If the requirements of any such notice as aforesaid are not                Forfeiture on non-compliance
complied with, any share in respect of which the notice has been given                with notice
may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect.
Such forfeiture shall include all dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

42.        A forfeited share may be sold or otherwise disposed of on such             Sale or disposition of forfeited
terms and in such manner as the Directors think fit, and at any time                  shares
before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

43.        A person whose shares have been forfeited shall cease to be a              Rights and liabilities of
member in respect of the forfeited shares, but shall, notwithstanding,                persons whose shares have
remain liable to pay to the Company all money which, at the date of                   been forfeited
forfeiture, was payable by him to the Company in respect of the shares
(together with interest at the rate of 8 percent per annum from the date of forfeiture on the money for the time being unpaid if the Directors think fit to enforce payment of such interest), but his liability shall cease if and when the Company receives payment in full of all such money in respect of the shares.

44.        A statutory declaration in writing that the declarant is a Director        Title to shares forfeited
or the Secretary of the Company, and that a share in the Company has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share.

45.        Any share so forfeited shall be deemed to be the property of the           Powers of Company on sale
Company. The Company may receive the consideration, if any, given for                 or disposition of forfeited
a forfeited share on any sale or disposition thereof and may execute a                shares
transfer of the share in favour of the person to whom the share is sold or disposed of and he shall thereupon be registered as the holder of the share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale, or disposal of the share.

46.        The provisions of these Articles as to forfeiture shall apply in           Articles as to forfeiture
the case of non-payment of any sum which, by the terms of issue of a                  applicable to non-payment on
share, becomes payable at a fixed time, whether on account of the                     shares
nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

                           CONVERSION OF SHARES INTO STOCK

47.        The Company may by ordinary resolution passed at a general                 Power to convert into stock
meeting convert any paid-up shares into stock and reconvert any stock into paid-up shares of any denomination.

48.        The holders of stock may transfer the same or any part thereof             Transfer of stock
in the same manner and subject to the same Articles as the shares from which the stock arose might previously to conversion have been transferred or as near thereto as circumstances admit; but the Directors may from time to time fix the minimum amount of stock transferable and restrict or forbid the transfer of fractions of that minimum, but the minimum shall not exceed the nominal amount of the shares from which the stock arose.

49.        The holders of stock shall according to the amount of the stock            Rights of stockholders
held by them have the same rights, privileges and advantages as regards dividends, voting at meetings of the Company and other matters as if they held the shares from which the stock arose, but no such privilege or advantage (except participation in the dividends and profits of the
Company and in the assets on winding up) shall be conferred by any such aliquot part of stock which would not if existing in shares have conferred that privilege or advantage.

50.        Such of the Articles of the Company as are applicable to paid-             Interpretation
up shares shall apply to stock, and the words "share" and "shareholder"
therein shall include "stock" and "stockholder".

                                ALTERATION OF CAPITAL

51.        The Company may from time to time by ordinary resolution:                  Power to increase share
                                                                                      capital, consolidate, cancel
                                                                                      and subdivide shares

           (a) increase the share capital by such sum to be divided into shares of such amount as the resolution shall prescribe;

           (b) consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

           (c) subdivide its shares or any of them into shares of smaller amount than is fixed by the memorandum; so however that in the subdivision the proportion between the amount paid and the amount (if any) unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived;

           (d) cancel shares which at the date of the passing of the resolution in that behalf have not been taken or agreed to be taken by any person or which have been forfeited and diminish the amount of its share capital by the amount of the shares so cancelled.

52. The Company may by special resolution reduce its share capital,                   Power to reduce
any capital redemption reserve fund or any share premium account in any               share capital
manner and with, and subject to such consent as required by law.

                                   GENERAL MEETINGS

53. An annual general meeting of the Company shall be held in each                    Annual General
calendar year or at such time as may be permitted by the Act. All general             Meeting
meetings other than the annual general meetings shall be called extraordinary general meetings.

54.        Any Director may whenever he thinks fit convene an                         Calling extraordinary general
extraordinary general meeting, and extraordinary general meetings shall               meetings
be convened on such requisition or in default may be convened by such requisitionists as provided by the Act.

55.        The time and place of any meeting shall be determined by the               Time and place of meeting
conveners of the meeting.

                              NOTICE OF GENERAL MEETINGS

56.        (1)    Subject to the provisions of the Act as to special                  Notice of meetings
resolutions special notice and agreement for shorter notice, a meeting of the Company shall be called by 14 days' notice in writing at the least.

           (2)   The notice shall be exclusive of the day on which it is              Period and form of notice
served or deemed to be served and of the day for which it is given and shall specify the place, the day and the hour of meeting and in case of special business the general nature of the business.

           (3)   In every notice calling a meeting there shall appear with            Notice of right to appoint
reasonable prominence a statement that a member entitled to attend and                proxies
vote is entitled to appoint not more than two proxies to attend and vote instead of him and that a proxy need not also be a member.

57.        All business shall be special that is transacted at an                     Special business
extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the accounts, balance-sheets and the reports of the
Directors and auditors and the appointment and fixing of the remuneration of the auditors.

58.        (1)   Notice of every general meeting shall be given in any                Persons who should be given
manner authorized by these Articles to:                                               notice

           (a) every member holding shares conferring the right to attend and vote at the meeting;

           (b) the Directors (including alternate Directors) of the Company; and

           (c)   the auditors of the Company.

           (2) No other person shall be entitled to receive notices of                Notice given to debenture
general meetings; provided that if the meeting be called for                          holders when necessary
the alteration  of the Company's objects, the provisions
of the Act regarding notices to debenture holders shall be complied with.

           (3) The accidental omission to give notice of a meeting to or              Accidental omission
 to give the non-receipt of notice of a meeting by any person                         and non-receipt of notice
entitled to receive  notice shall not invalidate the proceedings at the meeting.



                           PROCEEDINGS AT GENERAL MEETING

59.        No business shall be transacted at any general meeting unless              Quorum
a quorum of members is present at the time when the meeting proceeds to business. Save as herein otherwise provided, two members shall form a quorum. For the purposes of this Article "member" includes a person attending as a proxy or as representing a corporation which is a member, and joint holders of any share shall be treated as one member.

60.        If within half an hour from the time appointed for the meeting             Adjournment if quorum not
a quorum is not present, the meeting, if convened upon the requisition of             present
members, shall be dissolved; in any other case it shall stand adjourned to the same day in the next week at the same time and place as the original meeting, or to such other day and at such other time and place as the
Directors may determine.

61.        The Chairman, if any, of the Board of Directors shall preside as           Chairman
Chairman at every general meeting of the Company, or if there is no such
Chairman, or if he is not present within 10 minutes after the time appointed for the holding of the meeting or is unwilling to act, the
Deputy Chairman shall preside as Chairman of the meeting. If there is no such Deputy Chairman present at the meeting and willing to act as
Chairman the members present shall appoint a Director as Chairman of the meeting or if no Director is present or if all Directors present are unwilling to act, the members present shall elect one of their number to be Chairman of the meeting.

62.        The Chairman may, with the consent of any meeting at which                 Adjournment
a quorum is present (and shall if so directed by the meeting), adjourn the
Meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment


took place. When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

63.        At any general meeting a resolution put to the vote of the                 Method of voting
meeting shall be decided on a show of hands unless before or on the declaration of the result of the show of hands a poll is demanded:

           (a)   by the Chairman;

           (b)   by at least three members present in person or by proxy;

           (c) by any member or members present in person or by proxy and representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting; or

           (d) by a member or members holding shares in the Company conferring a right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right.

Unless a poll is so demanded a declaration by the Chairman that a resolution has on a show of hands been carried or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book containing the minutes of the proceedings of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution. The demand for a poll may be withdrawn.

64.        If a poll is duly demanded it shall be taken in such manner and            Taking a poll
either at once or after an interval or adjournment or otherwise as the
Chairman directs, and the result of the poll shall be the resolution of the meeting at which the poll was demanded. No poll shall be demanded on the election of a Chairman of a meeting and a poll demanded on a question of adjournment shall be taken at the meeting and without adjournment.

65.        The demand of a poll shall not prevent the continuance of a                Other business to proceed
meeting for the transaction of any business other than the question on which a poll has been demanded.

66.        If at any general meeting any votes shall be counted which                 Error in counting of votes
ought not to have been counted or might have been rejected, the error shall not vitiate the result of the voting unless it be pointed out at the same meeting, and be of sufficient magnitude to vitiate the result of the voting.

67.        Any resolution signed in writing by all members for the time               Resolution by circular
being of the Company entitled to attend and vote at general meetings of the Company shall be as valid as if it had been passed at a general meeting of the Company duly convened and held.


                                VOTES OF MEMBERS

68.        Subject to any rights or restrictions for the time being attached          Voting rights of members
to any class or classes of shares, at a meeting of members or classes of members each member entitled to vote may vote in person or by proxy or by attorney. On a show of hands every member present in person or by proxy shall have one vote, and on a poll every member present in person or by proxy shall have one vote for each share he holds. 69. In the case of an equality of votes, whether on a show of hands Chairman's casting vote or on a poll, the Chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall be entitled to a second or casting vote in addition to the vote or votes to which he may be entitled as a member.

69.       In the case of an equality of votes, whether on a show of hands             Chairman's casting vote
or on a poll, the Chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall be entitled to a second or casting vote in addition to the vote or votes to which he may be entitled as a member.

70.       In the case of joint holders the vote of the senior who tenders a           Voting rights of joint holders
vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

71.        Any corporation which is a member of the Company may by resolution         Corporations acting by
of its directors or other governing body authorize any person to act as its           representatives
representative at any general meeting of the Company or of any class of members of the Company and the person so authorized shall be entitled to exercise the same powers on behalf of the corporation as a corporation would exercise if it were personally present at the meeting.

72.        Every member shall be entitled to be present and to vote at any            Right to vote
general meeting either personally or by proxy in respect of any shares upon which all calls due to the Company have been paid.

73.        No objection shall be raised to the qualification of any voter except      Objections
at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the meeting, whose decision shall be final and conclusive.

74.        A member may appoint not more than two proxies to attend at the same       Appointment of proxies
meeting. Where a member appoints more than one proxy, he shall specify the proportion of his shareholdings to be represented by each proxy. The instrument appointing a proxy or representative shall be in writing under the hand of the appointor or of his attorney duly authorized in writing or, if the appointor is a corporation, either under seal or under the hand of an officer or attorney duly authorized. A proxy or representative may but need not be a member of the
Company. The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll. The instrument appointing a proxy shall be in the common form or in such other form as the Directors may from time to time approve.


75.        The instrument appointing a proxy and the power of attorney or other       Deposit of instrument
authority, if any, under which it is signed or a notarially certified copy of         appointing a proxy
that power or authority shall be deposited at the registered office of the
Company, or at such other place in Singapore as is specified for that purpose in the notice convening the meeting, not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote, or, in the case of a poll, not less than 24 hours before the time appointed for the taking of the poll, and in default the instrument of proxy shall not be treated as valid.

76.        A vote given in accordance with the terms of an instrument of proxy        Intervening death or insanity
or attorney shall be valid notwithstanding the previous death or unsoundness of       of principal not to revoke
mind of the principal or revocation of the instrument of the authority under          or proxy
which the instrument was executed, or the transfer of the share in respect of which the instrument is given, if no intimation in writing of such death, unsoundness of mind, revocation, or transfer as aforesaid has been received by the Company at the registered office before the commencement of the meeting or adjourned meeting at which the instrument is used.

                                   DIRECTORS

77.      The number of Directors shall not be less than two. All the Directors        Number of Directors
of the Company shall be natural persons. The first Directors shall be Mr James
Graff Evans, Jr. and Mr Lau Kin Hong.

78.      A Director need not be a member of the Company, but shall be entitled        Director need not be member
to receive notice of and to attend all general meetings of the Company.               of Company


79.      The fees payable to Directors shall from time to time be determined by       Directors fees
the Company in general meeting. Such fees shall be divided amongst the Directors in such proportions and in such manner as they may agree and in default of agreement equally, except that in the latter event any Director who shall hold office for part only of the period in respect of which such fees are payable shall be entitled to rank in such division for the proportion of the fees related to the period during which he has hold office.

80.      The Director may be paid all travelling, hotel and other expenses            Expenses
properly incurred by them in attending and returning from meetings of the
Directors or any committee of the Directors or general meetings of the Company or in connection with the business of the Company.

81.      Any Director who is appointed to any executive office or serves on any       Extra remuneration
committee or who otherwise performs or renders services, which in the opinion of the Directors, are outside his ordinary duties as a Director, may be paid such remuneration as the Directors may determine.

 82.       (1) A Director who is in any way whether directly or indirectly            Declaration of Directors'
interested in a contract or proposed contract with the Company shall declare the      interest in contract with
nature of his interest at a meeting of the Directors in accordance with the Act,      Company
but notwithstanding his interest he may vote and be counted in the quorum present at any meeting of the Directors.

           (2) A Director who holds any office or possesses any property whereby      Declaration of Directors'
whether directly or indirectly duties or interests might be created in conflict       conflict of interest
with his duties or interests as Director shall declare the fact and the nature, character and extent of the conflict at a meeting of the Directors of the
Company in accordance with the Act.

           (3)  A Director may hold any other office or place of profit under         Power of Directors to hold
the Company (other than the office of auditor) in conjunction with his office of      office of profit and to contract
Director for such period and on such terms (as to remuneration and otherwise) as      with Company
the Directors may determine. No Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as a vendor, purchaser or otherwise. No such contract and no contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested shall be liable to be avoided nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

           (4)   A Director of the Company may become or continue to be a              Holding of office in other
Director or other officer of or otherwise be interested in any company whether         companies
or not the Company is interested as a shareholder or otherwise and no such
Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of or from his interests in such other company unless the Company otherwise directs.

83.        The Directors shall keep Registers as required by the Act.                 Directors shall keep registers

                      APPOINTMENT AND REMOVAL OF DIRECTORS

84.        The Directors may at any time, and from time to time, appoint any          Directors' power to fill casual
person to be a Director, either to fill a casual vacancy or as an addition to         vacancies and to appoint
their number.                                                                         additional Directors

85.        The Company may by ordinary resolution remove any Director before the      Removal of Director
expiration of his period of office, and may by an ordinary resolution appoint another person as Director in his stead.

86.        The office of Director shall become vacant if the Director:-               Vacation of office of Director

           (a)   ceases to be a Director by virtue of the Act;

           (b) becomes bankrupt or makes any arrangement or composition with his creditors generally;

           (c)   becomes prohibited by law from continuing to be a Director;

           (d) becomes of unsound mind or a person whose person or estate is liable to be dealt with in any way under the law relating to mental disorder;

           (e)   resigns his office by notice in writing to the Company; or

           (f) is removed from office pursuant to a resolution passed by the Company in general meeting.

                         POWERS AND DUTIES OF DIRECTORS

87.        The business of the Company shall be managed by the Directors who may      General power of Directors to
           exercise all powers of the Company as are not, by the Act or by these      manage Company's business
           Articles, required to be exercised by the Company in general meeting.
           The exercise of such powers of the Company by the Directors shall be subject to these Articles, the Act and such regulations being not inconsistent with these Articles or the Act as may be prescribed by the Company in general meeting; but no regulation made by the Company in general meeting shall invalidate any prior act of the Directors which would have been valid if that regulation had not been made.

88.        Without prejudice to the generality of the preceding Article, any          Power of sale or disposal of
           sale or disposal by the Directors of the whole or substantially the        Company's property
           whole of the undertaking or property of the Company shall be subject to the prior approval of the Company in general meeting.

89.        The Directors may exercise all the powers of the Company to borrow         Directors' borrowing power
           money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and to issue debentures and other securities whether outright or as security for any debt, liability, or obligation of the Company or of any third party.

90.        The Directors may delegate any of their powers other than the powers       Delegation of Directors'
           to borrow and make calls to committees consisting of such persons          powers
           (whether Directors or not) as they think fit. Any committee so formed shall in the exercise of the power so delegated conform to any regulations that may from time to time be imposed upon them by the
           Board.

91.        The Directors may from time to time and at any time may establish any      Power to establish local
           local boards or agencies for managing any of the affairs of the            boards
           Company either in the Republic of Singapore or elsewhere and may appoint any persons to be members of such local boards or any managers, inspectors or agents and may fix their remuneration and may delegate to any local board, manager, inspector or agent any of the powers, authorities and discretions vested in the Directors with power to sub-delegate and may authorize the members of any local board or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made upon such terms and subject to such conditions as the Directors may think fit and the Directors may remove any person so appointed and may annul or vary such delegation, but no person dealing in good faith and without notice of any such annulment or variation shall be affected thereby. Every Director while present in the country or territory in which any such local board or any committee thereof shall have been established shall be ex-officio a member thereof and entitled to attend and vote at all meetings thereof held while he is present in such country or territory.

92.        The Directors may from time to time by power of attorney appoint any       Power to appoint attorney
           corporation, firm, or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit and may also authorize any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

93.        All cheques. promissory notes, drafts, bills of exchange and other         Execution of negotiable
           negotiable instruments. and all receipts for money paid to the             instruments and receipts
           Company, shall be signed, drawn, accepted, endorsed, or otherwise          for money paid
           executed, as the case may be, by any two Directors or in such other manner as the Directors from time to time determine.


94.        The Directors may exercise the powers conferred upon the Company by        Power to keep a branch
           the Act with regard to the keeping of a Branch Register, and the           Register
           Directors may (subject to the provisions of the Act) make and vary such regulations as they may think fit respecting the keeping of any such Register.

                            PROCEEDINGS OF DIRECTORS

95.        The Directors may meet together for the despatch of business adjourn       Meetings of Directors
           and otherwise regulate their meetings as they think fit. A Director may at any time and the Secretary shall at the request of a Director summon a meeting of the Directors.

96.        Subject to these Articles questions arising at any meeting of              Questions to be decided
           Directors shall be decided by a majority of votes and a                    at meetings
           determination by a majority of Directors shall for all purposes be deemed a determination of the Directors. In case of an equality of votes the Chairman of the meeting shall have a second or casting vote.


97.        The quorum necessary for the transaction of the business of the            Quorum
           Directors may be fixed by the Directors, and unless so fixed shall be two.

98.        Any Director or member of a committee of Directors may participate in      Meeting by conference
           a meeting of the Directors or such committee by means of conference        telephone
           telephones or similar communication equipment whereby all persons participating in the meeting can hear each other and participating in a meeting in this manner shall be deemed to constitute presence in person at such meeting.

99.        The continuing Directors may act notwithstanding any vacancy in their      Proceedings in case of
           body, but if and so long as their number is reduced below the number       vacancies
           fixed by or pursuant to the Articles of the Company as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company, but for no other purpose.

100.       The Directors may elect a Chairman and a Deputy Chairman. The              Chairman of Directors
           Chairman shall preside at all meetings of the Board but if at any time there is no Chairman or if at any meeting the Chairman is not present within 10 minutes after the time appointed for holding the meeting the Deputy Chairman shall preside at the meeting. If there is no Deputy Chairman or the Deputy Chairman is not present at the meeting the Directors present may choose one of their number to be
           Chairman of the meeting.

101.       A committee formed by the Directors to exercise powers delegated by        Chairman of committee
           them may elect a Chairman of its meetings; if no such Chairman is elected, or if at any meeting the Chairman is not present within 10 minutes after the time appointed for holding the meeting, the members present may choose one of their number to be Chairman of the meeting.

102.       A committee may meet and adjourn its meeting as it thinks proper.          Meetings of committee
           Questions arising at any meeting shall be determined by a majority of votes of the members present, and in the case of an equality of votes the Chairman shall have a second or casting vote.

103.       All acts done by any meeting of the Directors or of a committee of         Validity of acts of Directors in
           Directors or by any person acting as a Director shall,                     spite of some formal defects
           notwithstanding that it is afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

104.       A resolution in writing, signed or approved by letter or facsimile or      Resolutions in writing
           telex or telegram by the Directors being not less than the number required to constitute a quorum, shall be as valid and effectual as if it had been passed at a meeting of the Directors duly convened and held. Any such resolution may consist of several documents in like form, each signed by one or more Directors.


105.       The Directors shall cause minutes to be made:                               Minutes of meeting

           (a) of names of Directors present at all meetings of the Company and of the Directors; and

           (b) of all proceedings at all meetings of the Company and of the Directors.

           Such minutes shall be signed by the Chairman of the meeting at which the proceedings were held or by the Chairman of the next succeeding meeting.

                                ALTERNATE DIRECTORS

106.       Any Director may appoint a person approved by the majority of the          Appointment of Alternate
           other Directors to be an alternate Director in his place during such       Directors
           period as he thinks fit. Any person while he so holds office as an alternate Director shall be entitled to notice of meetings of the
           Directors and to attend and vote thereat accordingly, and to exercise all the powers of the appointor in his place. An alternate Director shall not require any share qualification, and shall ipso facto vacate office if the appointor vacates office as a Director otherwise than by retiring and being re-elected at the same meeting or removes the appointee from office. Any appointment or removal under this
           Article shall be effected by notice in writing under the hand of the
           Director making the same. Any fee paid by the Company to the alternate Director shall be deducted from the remuneration payable to his appointor.

                               MANAGING DIRECTORS

107.       The Directors may from time to time appoint one or more of their body      Appointment of Managing
           to the office of Managing Director for such period and on such terms       Director
           as they think fit and, subject to the terms of any agreement entered into in any particular case, may revoke any such appointment. The appointment of a Director so appointed shall be automatically terminated if he ceases for any cause to be a Director.

108.       A Managing Director shall, subject to the terms of any agreement           Remuneration of Managing
           entered into in any particular case, receive such remuneration             Director
           (whether by way of salary, commission, or participation in profits, or partly in one way and partly in another) as the Directors may determine.

109.       A Managing Director shall be subject to the control of the Directors.      Powers of Managing Director
           The Directors may entrust to and confer upon a Managing Director any of the powers exercisable by them upon such terms and conditions and with such restrictions as they may think fit, and either collaterally with or to the exclusion of their own powers, and may from time to time revoke, withdraw, alter, or vary all or any of those powers.

                                    SECRETARY

110.       The Secretary shall in accordance with the Act be appointed by the         Appointment of Secretary
           Directors for such term, at such remuneration, and upon such conditions as they may think fit and any Secretary so appointed may be removed by them.

111.       A provision of the Act or these Articles requiring or authorizing a        Same person cannot act as
           thing to be done by or in relation to a Director and the Secretary         Director and Secretary
           shall not be satisfied by its being done by or in relation to the same person acting both as Director and as, or in place of, the
           Secretary.

                                      SEAL

112.       The Directors shall provide for the safe custody of the seal, which        Seal
           shall only be used by the authority of the Directors or of a committee of the Directors authorized by the Directors in that behalf. Every instrument to which the seal is affixed shall bear the autographic or facsimile signatures of a Director and the Secretary or a second Director or some other person appointed by the Directors for the purpose. Any facsimile signature may be reproduced by mechanical electronic or other method approved by the Directors.

113.       The Company may exercise all the powers conferred by the Act to have       Official Seal
           an official seal for use abroad and such official seal shall be affixed by the authority and in the presence of and the instruments sealed therewith shall be signed by such person as the Directors shall from time to time by writing under the seal appoint.

114.       The Company may have a duplicate common seal which shall be a              Duplicate Common Seal
           facsimile of the common seal of the Company with the addition on its face of the words "Share Seal" and a share certificate under such duplicate seal shall be deemed to be sealed with the seal of the
           Company.

                                    ACCOUNTS

115.       The Directors shall cause proper accounting and other records to be        Directors to keep proper
           kept and shall distribute copies of balance-sheets and other               accounts
           documents as required by the Act and shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounting and other records of the Company or any of them shall be open to the inspection of members not being Directors, and no member (not being a Director)
           shall have any right of inspecting any account or book or paper of the Company except as conferred by Statute or authorized by the
           Directors or by the Company in general meeting.

116.       The Directors shall from time to time in accordance with the Act           Presentation of accounts
           cause to be prepared and to be laid before the Company in general meeting such profit and loss accounts, balance-sheets and reports as are required under the Act.

117.       A copy of every balance-sheet (including every document required by        Copies of accounts
           law to be annexed thereto) which is to be laid before the Company in general meeting together with a copy of the Auditors' report shall not less than 14 days before the date of the meeting be delivered or sent by post to every member of and every holder of debentures of the
           Company. Provided that this Article shall not require a copy of those documents to be sent to any person of whose address the Company is not aware or to more than one of the joint holders of any shares or debentures.

                                      AUDIT

118.       Auditors shall be appointed and their duties regulated in accordance       Appointment of Auditors
           with the Act.

                             DIVIDENDS AND RESERVES

119.       The Company in general meeting may declare dividends, but no dividend      Dividends
           shall exceed the amount recommended by the Directors.

120.       The Directors may from time to time pay to the members such interim        Interim dividend
           dividends as appear to the Directors to be justified by the profits of the Company.

121.       No dividend shall be paid otherwise than out of profits or shall bear      Payment of dividends
           interest against the Company.

122.       The Directors may, before recommending any dividend, set aside out of      Power to carry profit to
           the profits of the Company such sums as they think proper as reserves      reserve
           which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied, and pending any such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments (other than shares in the Company) as the Directors may from time to time think fit. The Directors may also without placing the same to reserve carry forward any profits which they may think prudent not to divide.

123.       Subject to the rights of persons, if any, entitled to shares with          Apportionment of dividends
           special rights as to dividend, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect of which the dividend is paid, but no amount paid or credited as paid on a share in advance of calls shall be treated for the purposes of this Article as paid on the share. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date that share shall rank for dividend accordingly.

124.       The Directors may deduct from any dividend payable to any member all       Deduction of debts due to
           sums of money, if any, presently payable by him to the Company on          Company
           account of calls or otherwise in relation to the shares of the
           Company.

125.       Any general meeting declaring a dividend or bonus may direct payment       Payment of dividend in specie
           of such dividend or bonus wholly or partly by the distribution of specific assets and in particular of paid-up shares, debentures or debenture stock of any other company or in any one or more of such ways and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the
           Directors may settle the same as they think expedient, and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any members upon the footing of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

126.       Any dividend, interest, or other money payable in cash in respect of       Dividends payable by cheque
           shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of that one of the joint holders who is first named on the Register of Members or to such person and to such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other money payable in respect of the shares held by them as joint holders.

127.       A transfer of a share shall not pass the right to any dividend             Effect of transfer
           declared in respect thereof before the transfer has been
           registered.

                              CAPITALIZATION OF PROFITS

128.       The Company in general meeting may upon the recommendation of the          Power to capitalize profits
           Directors by ordinary resolution resolve that it is desirable to capitalize any part of the amount for the time being standing to the credit of any of the Company's reserve accounts or to the credit of the profit and loss account or otherwise available for distribution, and accordingly that such sum be set free for distribution amongst the members who would have been entitled thereto if distributed by way of dividend and in the same proportions on condition that the same be not paid in cash but be applied either in or towards paying up any amounts for the time being unpaid on any shares held by such members respectively or paying up in full unissued shares or debentures of the Company to be allotted, distributed and credited as fully paid up to and amongst such members in the proportion aforesaid, or partly in the one way and partly in the other, and the
           Directors shall give effect to such resolution. A share premium account and a capital redemption reserve may, for the purposes of this Article, be applied only in the paying up of unissued shares to be issued to members of the Company as fully paid bonus shares.

129.       Whenever such a resolution as aforesaid shall have been passed the         Implementation of resolution
           Directors shall make all appropriations and applications of the            to capitalize profits
           undivided profits resolved to be capitalized thereby, and all allotments and issues of fully paid shares or debentures, if any, and generally shall do all acts and things required to give effect thereto, with full power to the Directors to make such provision by the issue of fractional certificates or by payment in cash or otherwise as they think fit for the case of shares or debentures becoming distributable in fractions, and also to authorize any person to enter on behalf of all the members entitled thereto into an agreement with the Company providing for the allotment to them respectively, credited as fully paid up, of any further shares or debentures to which they may be entitled upon such capitalization, or
           (as the case may require) for the payment up by the Company on their behalf, by the application thereto of their respective proportions of the profits resolved to be capitalized, of the amounts or any part of the amounts remaining unpaid on their existing shares, and any agreement made under such authority shall be effective and binding on all such members.

                                       NOTICES

130.       A notice may be given by the Company to any member either personally       Service of notices
           or by sending it by post to him at his registered address, or such other address supplied by him to the Company for the giving of notices to him. Any notice to be sent to a member at an address outside Singapore shall be sent by airmail. Where a notice is sent by post, service of the notice shall be deemed to be affected by properly addressing, prepaying and posting a letter containing the notice, and to have been effected in the case of a notice of a meeting on the day after the date of its posting, and in any other case at the time at which the letter would be delivered in the ordinary course of post.

131.       A notice may be given by the Company to the joint holders of a share       Service of notices in respect
           by giving the notice to the joint holder first named in the Register       of joint holders
           of Members in respect of the share.

132.       A notice may be given by the Company to the persons entitled to a          Service of notices after death
           share in consequence of the death or bankruptcy of a  member by            or bankruptcy of a member
           sending it through the post in a prepaid letter addressed to them by name, or by the title of representatives of the deceased, or assignee of the bankrupt, or by any like description, at the address, if any, supplied for the purpose by the persons claiming to be so entitled, or (until such an address has been so supplied) by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

                                     WINDING UP

133.       If the Company shall be wound up, subject to due provision being made      Distribution of surplus assets
           satisfying the claims of any holders of shares having attached thereto any special rights in regard to the repayment of capital, the surplus assets shall be applied in repayment of the


           capital paid up or credited as paid up on the shares at the commencement of the winding up. If the surplus assets shall be insufficient to repay the whole of the capital paid up or credited as paid up on the shares, such assets shall be distributed (as nearly as practicable) in proportion to the capital paid up or credited as paid up on the shares at the commencement of the winding up.

134.       If the Company shall be wound up, the liquidators may, with the            Distribution of assets in
           sanction of a special resolution, divide among the members in specie       specie
           any part of the assets of the Company and any such division may be otherwise than in accordance with the existing rights of the members, but so that if any division is resolved or otherwise than in accordance with such rights, the members shall have the same right of dissent and consequential rights as if such resolution were a special resolution passed pursuant to Section 306 of the Act. A special resolution sanctioning a transfer or sale to another company duly passed pursuant to the said Section may in like manner authorize the distribution of any shares or other consideration receivable by the liquidators amongst the members otherwise than in accordance with their existing rights; and any such determination shall be binding upon all the members subject to the right of dissent and
           consequential rights conferred by the said Section.

135.       In the event of a winding up of the Company every member of the            Service of notice by liqudiator
           Company who is not for the time being in Singapore shall be bound, within 14 days after the passing of an effective resolution to wind up the Company voluntarily, or within the like period after the making of an order for the winding up of the Company, to serve notice in writing on the Company appointing some householder in Singapore upon whom all summonses, notices, processes, orders and judgments in relation to or under the winding up of the Company may be served, and in default of such nomination the liquidator of the Company shall be at liberty on behalf of such member to appoint some such person, and service upon any such appointee shall be deemed to be a good personal service on such member for all purposes, and where the liquidator makes any such appointment he shall, with all convenient speed, give notice thereof to such member by a registered letter sent through the post and addressed to such member at his address as appearing in the
           Register, and such notice shall be deemed to be served on the day following that on which the letter is posted.

136.       Every Director, Managing Director, Agent, Auditor, Secretary and           Indemnity of Directors and
           other officer for the time being of the Company shall be indemnified       officers
           out of the assets of the Company against any liability incurred by him in defending any proceedings whether civil or criminal in which judgment is given in his favour or in which he is acquitted or in connection with any application under Section 391 of the Act in which relief is granted to him by the Court in respect of any negligence, default, breach of duty or breach of trust.

                               JOINT VENTURE AGREEMENT

137.       In the event of any conflict between the provisions of these Articles      Joint Venture Agreement to
           and the Joint Venture Agreement, the provisions of the Joint Venture       prevail
           Agreement shall prevail.

- --------------------------------------------------------------------------------

                NAMES, ADDRESSES AND DESCRIPTIONS OF SUBSCRIBERS

- --------------------------------------------------------------------------------



James Graff Evans, Jr.
[Address:                           ]
[                          ]
[                 ]


Chief Financial Officer


For and on behalf of SUPERCONDUCTOR TECHNOLOGIES INC. a company incorporated under the laws of the State of Delaware and having its registered office at 460 Ward Drive, Suite F, Santa Barbara, California 93111-2310, USA pursuant to a Letter of Authority dated


- --------------------------------------------------------------------------------





                  Dated this         day of                  1996.

                  Witness to the above signature:-

- --------------------------------------------------------------------------------

                NAMES, ADDRESSES AND DESCRIPTIONS OF SUBSCRIBERS

- --------------------------------------------------------------------------------



Lau Kin Hong
[Address:                           ]
[                          ]
[                 ]

[Occupation:                        ]


For and on behalf of ALANTAC TECHNOLOGIES (S) PTE LTD a company incorporated in Singapore and having its registered office at Block 3014A #02-03 Ubi Road 1, Singapore 408703 pursuant to a Letter of Authority dated





- --------------------------------------------------------------------------------

                  Dated this          day of                   1996


                           Witness to the above signature:-

                                  SCHEDULE III

                               (Clause 4.2(a)(ii))

                                Licence Agreement

                                    AGREEMENT



         THIS AGREEMENT is made the 20th day of May 1996.

         BETWEEN

(1) SUPERCONDUCTOR TECHNOLOGIES INC., a corporation incorporated under the laws of the State of Delaware and having its place of business at 460 Ward Drive, Suite F, Santa Barbara, California 93111-2310, U.S.A. (hereinafter referred to as the "STI"); and

(2)      CRYO ASIA PTE LTD, a company incorporated under the laws of Singapore
         and having its registered office at [                  ] (hereinafter
         referred to as the "Cryo Asia").

         WHEREAS

(A) STI has developed and is the owner of technical information relating to the manufacture, assembly and commercial operation of the Products as described and specified below.

(B) STI and its Affiliates, as defined below have also obtained a licence from Sunpower, Inc., a corporation organised under the laws of the State of Ohio and having its principal place of business at 6 Byard Street, Athens, Ohio 45701 (hereinafter referred to as "Sunpower") pursuant to an agreement dated 2 May 1995 (hereinafter referred to as the Sunpower Agreement") whereby STI and its Affiliates are granted rights to use inter alia Sunpower's patents, know-how, trade secrets and other information relating to free-piston products.

(C) STI is also the owner of the Trade Marks and Patents Rights as defined below.

(D) On [ ] ,STI and Alantac Technologies (S) Pte Ltd of Block 0316A Ubi Road 1, #01-07, Singapore 408709 (hereinafter referred to as "Alantac") entered into a Joint Venture Agreement (the "Joint Venture Agreement"), under which Cryo Asia would be established for the purpose of manufacturing and marketing the Products.

(E) For the purpose of facilitating the manufacturing and marketing of the Products, Cryo Asia wishes to receive and STI is willing on the terms and conditions setforth in this Agreement to divulge Sunpower's know-how, trade secrets and other information in respect of the abovementioned free-piston products so as to enable Cryo Asia to work Sunpower's Patent Rights and to manufacture the Products. Further, Cryo Asia is willing to receive and STI is willing to license Cryo Asia the use of STI's technical information and Trade Marks in respect of the Products and to work under the Patent Rights in order to manufacture and market the Products.

         IT IS HEREBY AGREED as follows :

1.       INTERPRETATION

1.1 In this Agreement, unless the contrary intention appears, the following definitions shall apply :

         "Affiliate"          means any individual, partnership, joint venture,
                              association, trust, unincorporated organization, or corporation that is directly or indirectly controlled by or is under common control with STI or Atlantac, whether such control is exercised through the ownership of equity securities, by contract, or otherwise.

         "Completion Date"    means the Completion Date as defined in the Joint
                              Venture Agreement;

         "Improvements"       all improvements, upgrades, enhancements,
                              innovations, modifications or adaptations (whether or not patented or patentable) to any part of the Products and/or to the Technical Information which might reasonably be of commercial interest to either party in the design, manufacture or supply of the Products and which may be made or acquired by either party during the term of this Agreement
                              (including any of the foregoing which may be made or acquired by Cryo Asia pursuant or under any agreement between Cryo Asia and Alantac or as to which Cryo Asia acquires any rights or licence under the Joint Venture Agreement);

         "Joint Venture       means the joint venture agreement entered into
         Agreement"           between STI and Alantac dated [              ];

         "Net Sale Price"     means the sale price received by Cryo Asia on the
                              sale of the Products in the Territories under the Trade Marks, net of insurance and carriage so far as the same are separately invoiced, and of all rebates, discounts, and other reductions actually granted, and exclusive of any goods and services tax or other duty;

         "Products"           means the goods specified in Schedule 2;

         "Patent              means patent applications that may
         Rights"              hereafter be filed in the Territory by or on
                              behalf of STI in respect of the Products or any Improvements thereof and shall include all patents that may be granted pursuant to any such applications;

         "Quarter Day"        means 31 March, 30 June, 30 September and 31
                              December in each year;

         "rate of exchange"   means the exchange rate for United States currency
                              as referred to in The Asia Wall Street Journal;

         "Technical           means (unless specified otherwise) all know-how,
         Information"         trade secrets, experience, drawings, designs,
                              methods, specifications, circuit diagrams, computer software, programs and all other technical information relating to manufacturing, assembling and operation of the Product whether belonging to STI, Sunpower, to both jointly or to others (whether patented or not, patentable or unpatentable and whether or not reduced to practice);

         "Territory"          means the countries of Singapore, Malaysia,
                              Indonesia, Thailand, Philippines, Myanmar, Brunei,
                              Vietnam, South Korea, Taiwan, People's Republic of
                              China, Hong Kong, India, Bangladesh, Pakistan, Sri
                              Lanka, Australia and New Zealand;

         "Trade Marks"        means the trade marks listed in Schedule 1;

         "Sunpower's Patent   means the patents rights belonging to Sunpower as
         Rights"              defined under the term "Sunpower's Patent Rights"
                              in the Sunpower Agreement;

         "Year" means each period of twelve (12) calendar months commencing on the Completion Date or any anniversary of the Completion Date.

1.2 Reference to a statute or statutory provision includes a reference to it as from time to time amended, extended or re-enacted.

1.3 Words denoting the singular number only include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa.

1.4      Unless the context otherwise requires, reference to a Clause or
         Schedule is to a Clause of or Schedule to this Agreement.

1.5 Clause headings in this Agreement are inserted for convenience of reference only and shall be ignored in the construction or interpretation of this Agreement.

2.       DURATION

         This Agreement shall commence on the Completion Date and shall, unless terminated in any of the circumstances of Clauses 7.1, 14 and 16 of this Agreement, continue in force until the expiration or termination, for any reason whatsoever, of the Joint Venture Agreement or the Sunpower Agreement, whichever is the earlier.

3.       RIGHTS GRANTED AND TERRITORY

3.1      STI hereby grants to Cryo Asia:

         (a) a licence under the Patent Rights to use the subject-matter of such

               Patent Rights in Singapore for purpose of manufacturing and selling the Products exclusively in Singapore;

         (b) a licence to use the STI's Technical Information in Singapore for purpose of manufacturing and selling the Products exclusively in Singapore;


         (c) without prejudice to Clause 3.1(a), a licence under the Patent Rights to use the subject-matter of such Patent Rights in the Territory for purpose of manufacturing and selling the Products on a non-exclusive basis;

         (d) without prejudice to Clause 3.1(b), a licence to use the STI's Technical Information in the Territory for purpose of manufacturing and selling the Products on a non-exclusive basis; and

         (e) a non-exclusive and non-transferable licence to use the Trade Marks in the Territory on or in relation to the Products.

3.2 The licenses granted under Clauses 3.1(a) to 3.1(b) shall be exclusive to Cryo Asia for a period of two Years from the Completion Date and thereafter become non-exclusive.

3.3 Notwithstanding any of the foregoing but subject to Clause 13.5, STI at all times retains its full rights to use and exploit the Technical Information, Patent Rights and Trade Marks in any manner in all parts of the world including the Territory and to use, sell or otherwise market products covered by this Agreement.

3.4 The licences under Clause 3.1 are personal to Cryo Asia and the grant does not include any right to grant sub-licences or for Cryo Asia to have the Products manufactured for it by any third party.

3.5 For the avoidance of doubt, it is hereby declared that Cryo Asia shall have no right hereunder to manufacture, use or sell the Products or to use the Technical Information, Patent Rights, Sunpower's Patent Rights or Trade Marks otherwise than as expressly stipulated in this Agreement.

4.       TECHNICAL INFORMATION

4.1 Within sixty (60) days following the Completion Date, STI will supply Cryo Asia with all Technical Information in its possession that has not previously been disclosed and that is reasonably necessary to enable Cryo Asia to manufacture on a commercial scale and market Products of a quality at least equivalent to those produced by STI at the Completion Date. Cryo Asia agrees and undertakes to use the Technical Information only in accordance with the terms of this Agreement.

4.2 During the period of one hundred and eighty (180) days following the Completion Date, STI will supply Cryo Asia with technical assistance and training in accordance with a training and technical assistance plan to be agreed to between them, each party agreeing to use their reasonable best efforts toward the definition and completion of such a plan within the thirty (30) days following the Completion Date. The technical assistance and training contemplated under this Clause 4.2 will involve technical assistance and training at Cryo Asia's location at and at the Licensor's facility at 460 Ward Drive, Suite F, Santa Barbara, California 93111-2310, U.S.A. STI and Cryo Asia shall each be responsible for all costs and expenses relating to their respective employees and staff members who are assigned to participate in such technical assistance and training, including, but not necessarily limited to wages, salaries, employee and social benefits, travel and lodging expenses and costs. STI and Cryo Asia shall each be responsible for assigning to the technical assistance and training activities, members of their respective staffs who have suitable skills and education to provide and receive the training and assistance contemplated by this Clause 4. All such staff, while at the other party's premises, shall comply with and observe all reasonable safety and security regulations and rules of the other party.

4.3 STI and Cryo Asia agree that they will exert their reasonable best efforts to ascertain, not later than thirty (30) days prior to the expiration of the aforementioned one hundred and eighty (180) day period, the requirements, if any of Cryo Asia for continuing technical assistance and training after the expiration of the said one hundred and eighty (180) day period and, in conjunction therewith, what resources for technical assistance and training are available to Cryo Asia thereafter. Any arrangement for continuing technical assistance and training or sustaining engineering support after the expiration of such one hundred and eighty (180) day period will be set forth in a written amendment to this Agreement on such terms and conditions as are mutually acceptable to STI and Cryo Asia.

5.       IMPROVEMENTS

5.1 Each party shall forthwith disclose to the other in confidence and in such detail as that other may reasonably require all Improvements that it may develop or acquire during the term of this Agreement except in so far as such disclosure would disclose information derived from and subject to confidentiality obligations in favour of a third party.

5.2 Improvements that STI is due to disclose to Cryo Asia under Clause 5.1 above shall be deemed to be part of the Technical Information and as part of the rights granted to Cryo Asia under Clause 3 hereof.

5.3 STI shall have a non-exclusive irrevocable world-wide royalty-free licence without limit of time with the right to :

         a) use all Improvements Cryo Asia is due to disclose to STI under Clause 5.1 hereof and to grant sub-licences to Permitted Sublicensees (as defined herein) to the extent that such Improvements or any part thereof constitute, form or relates to "STI Patent Rights" and/or "STI Proprietary Information" (as these terms are defined in the Sunpower Agreement;

         b) work all intellectual property rights that are owned by Cryo Asia or any of its successors in title in respect of the Improvements; and

         c) allow Sunpower to use and work all Improvements and intellectual property rights as referred to in this Clause 5.3.

         For purposes hereof, the term "Permitted Sublicensees" shall mean STI's Affiliates and any third parties to whom STI grants or will grant sublicense rights in respect of the Improvements as part of or in connection with licensing, cross-licensing or other similar arrangements involving the compromise, settlement or other resolution of any actual or threatened claims, proceedings, suits, arbitration or other similar controversies involving allegations or charges of patent or other intellectual property infringements on the part of or involving STI or any of its Affiliates."

5.4 Save as otherwise provided therein and subject to the licenses granted under this Agreement, Improvements arising from work carried out by STI alone shall remain the exclusive property of STI and Improvements arising from work carried out by Cryo Asia alone shall remain the exclusive property of Cryo Asia.

5.5 Improvements arising from work carried out jointly shall belong to the parties equally unless they shall otherwise agree. Each party shall have the irrevocable right to use such joint Improvements independently of the other and to the extent necessary for such use a licence under all jointly held intellectual property rights relating thereto including the right to grant sub-licences thereunder, save as otherwise provided by Clause 7.3 hereof. Each party hereby undertakes that on request it will confirm to any prospective licensee of the other the right of that other pursuant to this paragraph to grant such a licence.

6.       CONFIDENTIALITY

6.1 Cryo Asia agrees to maintain secret and confidential all Technical Information obtained from STI both pursuant to this Agreement and prior to and in contemplation of it and all other information that it may acquire from STI in the course of this Agreement, to respect STI's and Sunpower proprietary rights therein, to use the same exclusively for the purposes of this Agreement, and to disclose the same only to those of its employees and contractors pursuant to this Agreement (if any) to whom and to the extent that such disclosure is reasonably necessary for the purpose of this Agreement.

6.2 The foregoing obligations of Clause 6.1 above shall not apply to Technical Information or other information which:-

         (a) prior to receipt thereof was in the possession of Cryo Asia and at its free disposal;

         (b) is subsequently disclosed to Cryo Asia without any obligations of confidence by a third party who has not derived it directly or indirectly from STI or Sunpower; and

         (c) is or becomes generally available to the public through no act or default of Cryo Asia or its agents or employees.

6.3 Notwithstanding the foregoing provisions, the parties shall be entitled to disclose Technical Information to actual or potential customers for the Products in so far as such disclosure is reasonably necessary to promote the sale or use of Products; Provided however that before disclosing such Technical Information, Cryo Asia shall have entered into a confidentiality or non-disclosure agreement with the prospective recipient, such agreement containing terms that are consistent with this Clause 6 including an acknowledgment by the recipient of STI's rights to enforce such agreement as a third party beneficiary and as the owner-licensor of such Technical Information and containing restrictions on export or re-export that are consistent with Clause 20 below.

6.4 Cryo Asia shall procure that all its employees and contractors (if any) who have access to any information of the other to which the obligations of Clause 6 apply shall be made aware of and subject to these obligations and shall further procure that so far as is reasonably practicable all of such employees and contractors shall enter into written undertakings in favour of STI to this end in a form previously approved by STI.

6.5 Without prejudice to Clause 11.2, Cryo Asia shall promptly notify STI immediately upon Cryo Asia's becoming aware of any actual or threatened breach of any actual or potential customer, employees, contractors or any other recipient of the confidentiality agreements, non-disclosure agreements or undertakings described in Clauses 6.3, 6.4 and 6.6.

6.6 In addition to the above, Cryo Asia understands and acknowledges that the information disclosed to it by STI may contain Technical Information belonging to Sunpower and Cryo Asia hereby agrees and undertakes to maintain secret and confidential all such information and to respect and protect Sunpower's proprietary rights therein.

6.7 STI shall promptly notify Cryo Asia immediately upon STI becoming aware of any actual or threatened breach by any actual or potential customer, employees or contractors who are resident in the Territory of the confidentiality agreements, non-disclosures agreements or other similar undertakings between Cryo Asia and such customers, employees or contractors with respect to Technical Information as described in Clauses 6.3, 6.4 and 6.6.

7.       PATENTS

7.1 If at any time during this Agreement Cryo Asia directly or indirectly opposes or assists any third party to oppose the grant of letters patent on any patent application within the Patent Rights and/or Sunpower's Patent Rights or disputes or directly or indirectly assists any third party to dispute the validity of any patent within the Patents Rights and/or Sunpower's Patent Rights or any of the claims thereof STI shall be entitled at any time thereafter to terminate this Agreement forthwith by notice thereof to Cryo Asia.

7.2 Where Cryo Asia has developed or acquired an Improvement to which Clause 5 above applies it shall not publish the same or do anything that might prejudice the validity of any patent that might subsequently be granted on it until STI has had at least [fifteen (15)] working days from disclosure in writing of all information relating to it to consider whether patent or other protection should be applied for. Cryo Asia will on request notify STI whether it intends to seek any relevant protection. If Cryo Asia does not wish to do so and if STI within the [fifteen (15)] working day period notifies Cryo Asia that it would like to seek patent or other protection, and if it is agreed between the parties that STI may do so, then this obligation shall continue for such time as may be reasonably required to prepare and file an application for patent or other protection.

7.3 Either party to this Agreement may at any time in respect of an Improvement elect not to pursue further an application for patent protection either jointly or on its own behalf or to maintain any such patent protection as it may have obtained and the party so electing shall notify the other party and shall if so requested assign all rights it may have therein to that other party provided that the party electing not to pursue the application or the resulting patent shall be entitled to a full irrevocable licence under all relevant rights with the right to sub-licence.

8.       PRODUCTS

8.1 Cryo Asia shall market all Products in the Territory only and solely under the Trade Marks and shall comply with the specifications and standards of quality in relation to their manufacture, materials used, workmanship and design, packaging and storage set by STI from time to time. In addition to the foregoing and without prejudice to Clause 9.4, Cryo Asia shall comply with STI's directions if STI wishes to add any product markings or other trade marks on the Products and/or their packagings.

8.2 For the purpose of ensuring that Cryo Asia is complying with STI's directions, specifications and standards:

         (a) Cryo Asia shall, as reasonably requested by STI from time to time, supply to STI at Cryo Asia's expense, samples of the Products for the purpose of inspecting and testing the same;

         (b) STI by its authorised representative may on reasonable notice and at its own expense visit Cryo Asia's premises during normal business hours to inspect the method of manufacture of the Products, the materials used, and the packaging and storage of the Products.

8.3 Products which, in STI's opinion, are not of the quality required by STI under Clause 8.1 above or which do not comply with STI's directions, shall on notice being given by STI be forthwith withdrawn from production and sale by Cryo Asia and shall either by corrected or destroyed or the Trade Marks removed from them at STI's option. STI may inspect any such corrected products before they are marketed.

8.4 If at any time Cryo Asia becomes aware of any defect or insufficiency in the information provided by STI or of any defect in any Product manufactured by Cryo Asia in accordance with such information, it shall immediately inform STI.

8.5 Without prejudice to 3.3, STI agrees not to for a period of two Years from the Completion Date licence another to manufacture or market products identical to the Products under this Agreement within the Territory.

8.6 Cryo Asia undertakes and agrees not to manufacture, market, sell or otherwise supply any components, sub-assemblies or parts and fittings of the Products to any party other than to STI.

9.       USE OF THE TRADE MARKS

9.1 All use of the Trade Marks by Cryo Asia shall be for the benefit of STI and the goodwill accrued to Cryo Asia arising from its use of the Trade Marks shall accrue to and be held in trust by Cryo Asia for STI, which goodwill Cryo Asia agrees to assign to STI at its request at any time, whether during or after the term of this Agreement.

9.2 Whenever the Trade Marks are used by Cryo Asia they shall be accompanied by wording to show that they are trade marks (or as the case may be, registered trade marks) used by Cryo Asia with the permission of STI. The terms of such wording and its placing shall be as reasonably requested by STI.

9.3 Cryo Asia shall use the Trade Marks in the form stipulated by STI and shall observe any reasonable directions given by STI as to colours and size of the representations of the Trade Marks and their manner and disposition on the Products and their containers, packaging, labels, wrappers and any accompanying leaflets, brochures or other material, and in any advertising material prepared by Cryo Asia for the Products.

9.4 Cryo Asia shall submit all printed materials using the Trade Marks to STI for approval as to the manner and the context of the intended use of the Trade Marks and shall not make use of any such materials until they have been approved by STI, which approval shall not be unreasonably withheld. Cryo Asia shall however be responsible for ensuring that all other requirements relating to labelling, packaging, advertising, marking and other such matters are complied with.

9.5 The use of the Trade Marks by Cryo Asia shall at all times be in keeping with and seek to maintain their distinctiveness and reputation as determined by STI, and Cryo Asia shall forthwith cease any use not consistent therewith as STI may reasonably require.

9.6 Cryo Asia shall not use any mark or name confusingly similar to the Trade Marks in respect of any goods similar to the Products and shall not use the Trade Marks on any goods or services other than the Products.

9.7 Cryo Asia shall not use the Trade Marks as part of any corporate business or trading name or style of Cryo Asia.

10.      OWNERSHIP OF THE TRADE MARKS AND COPYRIGHTS

10.1 Cryo Asia undertakes not to do or permit to be done any act which would or might jeopardise or invalidate any application for registration or registration (as the case may be) of the Trade Marks nor to do any act which might assist or give rise to an application to remove any of the registered Trade Marks from the Register or which might prejudice the right or title of STI to any of the Trade Marks.

10.2 Cryo Asia will on request give to STI or its authorised representative any information as to its use of the Trade Marks which STI may require and will (subject to the provisions of Clause 11 below) render any assistance reasonably required by STI in maintaining the registration of the registered Trade Marks or in prosecuting any application therefor.

10.3 Cryo Asia will not make any representation or do any act which may be taken to indicate that it has any right, title or interest in or to the ownership or use of any of the Trade Marks except under the terms of this Agreement, and acknowledges that nothing contained in this Agreement shall give Cryo Asia any right, title or interest in or to the Trade Marks save as granted hereby.

10.4 Cryo Asia shall assist STI as may be reasonably necessary (including by executing any necessary documents) in recording Cryo Asia as a licensee or user of the Trade Marks on the Trade Mark Registers or such equivalent Registers in the Territory, and Cryo Asia hereby agrees that such entry may be cancelled by STI at any time and for whatever reason, and that it will assist STI so far as may be necessary to achieve such cancellation including by executing at the request of STI any documents necessary for that purpose.

10.5 The drawings, designs, programs, software, articles, manuals and other documents and materials (hereinafter collectively referred to as "Materials") supplied to Cryo Asia under this Agreement may contain copyright belonging to STI or others (hereinafter referred to as "Copyrights") and Cryo Asia shall not except as permitted under Clause 6 of this Agreement or with the prior written consent of STI:

         10.5.1 reproduce or transmit the whole or any part of the Materials in any form or by any means;

         10.5.2 modify, merge or combine the whole or any part of the Materials with other matters;

         10.5.3 reverse engineer, decompile or by any other means convert, translate or decipher the whole or any part of a software provided to the licensee from object code into source code.

         Without prejudice to the foregoing, Cryo Asia also agrees and undertakes not to do or permit to be done any acts which may jeopardise, invalidate, infringe or in any manner prejudice the right or title of STI to any of the Copyright in the Materials. Cryo Asia shall also at STI's request or upon the termination of this Agreement forthwith deliver up to STI all the Materials and any copies thereof which are in its possession or control.

11.      INFRINGEMENTS

11.1 STI gives no warranty that the exercise of the rights granted to Cryo Asia hereunder will not result in the infringement of the patents, trade marks, copyrights and other intellectual property rights of third parties. STI also does not give Cryo Asia any indemnity against costs, damages, losses or expenses arising out of proceedings brought against Cryo Asia or any customer of Cryo Asia by any third party for whatever reason. Should Cryo Asia be sued for infringement of any patents, trade marks, copyrights and other intellectual property rights of a third party by reason of the manufacture use or sale of the Products, Cryo Asia shall give immediate written notice to STI and STI shall at the request and expense of Cryo Asia assist Cryo Asia in its defence to such action to the extent that in all the circumstances it is reasonable to do so but shall otherwise be under no obligations in respect thereof. All costs of any such action shall be borne by Cryo Asia to whom shall belong all sums that may be recovered from the third party.

11.2 Cryo Asia shall as soon as it becomes aware thereof give STI in writing full particulars of any unauthorised use of the Patent Rights, Sunpower's Patent Rights, Technical Information and/or Copyright by a third party or the use or proposed use by any other person, firm or company of a trade name, trade mark or get-up of goods or mode of promotion of advertising which amounts or might amount either to infringement of STI's rights in relation to the Trade Marks and/or to passing-off and/or any other acts of a third party which may constitute an infringement of_the Patent Rights, Sunpower's Patent Rights, confidential information, Trade Marks, Copyrights and other intellectual property rights. STI shall have the sole right, at its expense, to bring any action on account of any such infringements or unauthorised use, and Cryo Asia shall give full cooperation to STI as STI may reasonably request in connection with any such action by STI and STI shall meet any reasonable expenses incurred by Cryo Asia to third parties in giving such assistance. Cryo Asia shall not be entitled to bring any action for infringement and STI shall not be obliged to bring or defend any proceedings if it decides in its sole discretion not to do so.

                                                CONFIDENTIAL TREATMENT REQUESTED

11.3 If Cryo Asia becomes aware that any other person, firm or company alleges that the Patents Rights, Sunpower's Patent Rights, Trade Marks Copyrights are invalid or that the use of such Rights, Trade Marks and/or Copyright infringes any rights of another party or that the Patent Rights, Sunpower's Patent Rights, Trade Marks and/or Copyrights are otherwise attacked or attackable Cryo Asia shall immediately give STI full particulars in writing thereof.

12.      SALES AND ROYALTIES

12.1 Cryo Asia shall pay on Completion Date to STI an initial sum of United States Dollars [************************************].

12.2 In addition to Clause 12.1, Cryo Asia shall, during the continuance of this Agreement, pay to STI a royalty of [**********************] of the Net Sales Price of all Products that are sold or otherwise supplied for money, or money's worth, by Cryo Asia to any parties other than STI, it being understood and agreed by Cryo Asia that the licence granted hereunder does not include a license for Cryo Asia to manufacture, market, sell or otherwise supply to any parties other than STI any parts, fitting, components or sub-assemblies of the Products. Any Products or parts, fittings, components or sub-assemblies thereof sold or otherwise supplied by Cryo Asia to STI shall be free of any royalty payment obligation.

12.3 If any Products are incorporated in any other equipment or apparatus sold by Cryo Asia hereunder at a price which is included in the price for the other equipment or apparatus, the Net Sales Price for the purpose of calculating royalties due hereunder shall be that proportion of the Net Sales Price of that other equipment or apparatus which is fairly attributable to such Products, comparing the manufacturing cost of the other equipment or apparatus to that of the Products as components thereof.

12.4 Cryo Asia shall within thirty (30) days of the first Quarter Day following the Completion Date and within thirty (30) days of each following (or subsequent) Quarter Day provide a statement to STI giving particulars of the sales of the Products during the preceding quarter (or in the first quarter during the period from the Completion Date to the first Quarter Day) showing the quantity of the Products sold, the price charged, any discounts or other rebates given, the Net Sale Price and the royalty due and if more than one type of the Products is sold, showing such information for each type, together with any other particulars as STI may reasonably require and shall pay the royalties to STI at the same time as rendering the statement.

12.5 Cryo Asia shall keep separate, detailed, true and accurate books and records of all sales of the Products to enable STI to check the accuracy of the information contained in the statements rendered under Clause 12.4 and STI shall be entitled at its expense to inspect the same by its authorised representative or representatives on reasonable notice during business hours and to take copies of or extracts from such books and records, save that this right shall not be exercisable in respect of any statement if no inspection has been made within three years of its being rendered to STI. In the event that the statements rendered under Clause 12.4 are inaccurate by more than five per cent (5%), the costs of such inspection shall be paid by Cryo Asia. Any information about the business of Cryo Asia which may be obtained by STI as a result of any such inspection and which does not relate to the Products shall be kept confidential by STI.

12.6 Cryo Asia shall supply to STI within sixty (60) days of the end of each Year of this Agreement a certificate in writing by its auditors certifying the aggregated Net Sale Price of the Products sold or otherwise disposed of by Cryo Asia that Year and the amount of royalty due. If the amounts stated in the statements rendered under Clause 12.4 fall short of the amount of royalty due for the Year in question as stated in the certificate, Cryo Asia shall remit the balance to STI at the same time as rendering the certificate. The rendering of such certificate shall not preclude the right of inspection given to STI in Clause 12.5.

12.7     All sums due under this Agreement:-

         (a) are exclusive of any Goods & Services Tax which shall be payable by Cryo Asia in addition on the rendering by STI of any appropriate Goods & Services Tax invoice;

         (b) shall be made in United States currency to the credit of a bank account to be designated in writing by STI. Conversion into United States currency shall be calculated:-

                  (i) in the case of royalty payment for each quarter at the rate of exchange ruling on the Quarter Day for that quarter in question and from which the thirty (30) day period as referred to in Clause 12.4 commences;

                  (ii) in the case of all other payments at the rate of exchange ruling on the day payment is made or due whichever is earlier;

         Provided always that where any payment is made after the date provided therefor herein conversion shall be at the rate ruling at the date of payment if this is more favourable to STI;

12.8 The parties agree to co-operate in all respects necessary to take advantage of such double taxation agreements or treaties as may be available between or among the countries in which the parties are domiciled or in which they are conducting business relating to this Agreement.

12.9 In addition to the above, Cryo Asia shall also keep and make available such books and records as may be required by STI to enable STI to comply with its obligations under Clause 3 of the Sunpower Agreement.

13.      PERFORMANCE

13.1     During the continuance of this Agreement Cryo Asia shall :-

         (a) use its best endeavours to promote and develop the distribution and sale of Products in the Territory as widely as its resources reasonably permit and will make available all necessary selling and manufacturing facilities to meet in full all demands for the Products throughout the Territory;

         (b) sell Products to any suitable buyer independently of any other products of Cryo Asia if so required;

         (c) ensure that all literature prepared by Cryo Asia and relating to Products bears an acknowledgment to the effect that they are subject to a licence from STI, and attach to all Products a label stating that such Products are made under licence from STI;

         (d) include in the terms and conditions of sale or other supply of the Products a guarantee to the effect that Cryo Asia will during a period (to be determined by reference to the warranty or product guaranty periods provided for similar products in the industry by comparable manufacturers, including for example, STI, but in any event not less than 90 days) from the date of such sale or supply replace at its own expense and free of charge any Products supplied by it that are defective by reason of faulty manufacture or through inadequate workmanship or materials; such terms, conditions and guarantees shall clearly state that the contract is solely between Cryo Asia and its customers, that Cryo Asia is not authorised to act on behalf of STI and that the customer shall not look towards or have any recourse against STI in the event of any breaches of the guarantee or the terms, conditions of the sale or supply, whether implied or express;

         (e) provide adequate servicing facilities for any Products manufactured and/or supplied by Cryo Asia;

         (f) not act as agent of STI and specifically not give any indication that it is acting otherwise than as principal and not make any representation or give any warranty on behalf of STI in any circumstances.

         (g) not engage in advertising the Products specifically aimed at any country outside the Territory and shall not establish any branch or maintain any distribution depot for the Products in any such countries;

         (h) not supply the Products to another if Cryo Asia is aware that the Products are likely to be or will be exported to a country outside the Territory.

         (i) sell the Products or parts thereof to Sunpower and/or STI at the Transfer Pricing referred to in Clauses 9.1.3 and 9.1.4 of the Joint Venture Agreement provided that Cryo Asia does not sell or offer the Products or parts thereof to others at a lower price. In the event that the Products or parts thereof are sold or offered for less, then the lowest of such prices shall also apply to Sunpower and/or STI.

13.2 Cryo Asia shall not during the continuance of the Agreement and for a period of three (3) years from the date of its termination for any reason or until expiry of any relevant Patent Rights (whichever is the sooner) be directly or indirectly concerned in the manufacture, distribution, sale or other supply in any part of the Territory of any manufactured goods which by reason of their properties and performance are commercially competitive with any Products.

13.3 Cryo Asia acknowledges that it is or may be deemed to be an Affiliate of STI, that it has received a copy of the Sunpower Agreement and that as an Affiliate, it is entitled to use certain of the licensed rights under the Sunpower Agreement. Cryo Asia further acknowledges and agrees that it will not , directly or indirectly, engage in any activity, conduct, omission or commission that would interfere with the contractual relationship between STI and Sunpower or that would otherwise constitute or give effect to a breach, default or violation by STI of any of its obligations and duties to Sunpower under the Sunpower Agreement. The foregoing covenants of Cryo Asia include but are not limited to duties and obligations with respect to protection of confidential and proprietary information and trader secrets of Sunpower.

13.4 During the continuance of this Agreement, STI shall upon Cryo Asia's written request provide such assistance as may be reasonably necessary to assist Cryo Asia in the customization of the Products. Cost of such assistance shall be borne by Cryo Asia on terms to be agreed by STI and Cryo Asia prior to the provision of the assistance.

13.5 During the period of two (2) years from the Completion Date, STI shall not:

         a) join any party (other than Alantac or any of its Affiliates or any Affiliates of STI) in establishing a joint venture enterprise, similar to that described herein, for the purpose of producing and selling Products anywhere in the world; or

         b) manufacture or have manufactured for it by any party other than Cryo Asia, any Products (provided, however that this restriction shall not prevent STI from manufacturing, or having manufactured for it by any of its Affiliates, any Products used as pilot-production or prototype units or any Products that are to be sold or otherwise disposed of directly or indirectly to the government, the military, quasi-governmental bodies or other body corporate, organisations, associations and/or entities that are connected or associated therewith).

14.      TERMINATION

14.1 Either party may terminate this Agreement without prejudice to its other remedies forthwith by notice in writing to the other if that other either:

         (a) commits a breach of this Agreement; provided that if the breach is capable of remedy the notice shall only be given if the party in breach shall not have remedied the same within thirty (30) days of having been given notice in writing specifying the breach and requiring it to be remedied; or

         (b) is unable to pay its debts or enters into compulsory or voluntary liquidation (other than for the purpose of effecting a reconstruction or amalgamation in such manner that the company resulting from such reconstruction or amalgamation if a different legal entity shall agree to be bound by and assume the obligations of the relevant party under this Agreement) or compounds with or convenes a meeting of its creditors or has a receiver or manager or an administrative receiver or an administrator appointed of its assets or ceases for any reason to carry on business or takes or suffers any similar action which in the opinion of the party giving notice means that the other may be unable to pay its debts.

14.2 STI may terminate this Agreement forthwith by notice in writing if Cryo Asia is consistently late in paying royalties to STI, and for the purpose of this Clause Cryo Asia shall be deemed to be consistently late if either:

         (a) it has failed for two consecutive quarters to render statements and pay royalties within the due time; or

         (b) it has failed in any three out of any six consecutive quarters to render statements and to pay royalties within the due time; or

         (c) it is at any time more than ninety (90) days late in rendering a statement or paying any royalties due; or

         (d) it has failed to pay any balance of royalty due with the auditors' certificate as provided in Clause 12.6;

14.3 Termination of this Agreement for whatever reason shall not affect the accrued rights of the parties arising in any way out of this Agreement as at the date of termination and in particular but without limitation the right to recover damages from the other.

14.4     Termination of this Agreement for an reason shall not bring to an end:

         (a)   the secrecy obligation on the parties hereto;

         (b) Cryo Asia's obligations to pay royalties or other sums which have accrued due or which will become due in respect of sales under Clause 14.5;

         (c)   the obligations on Cryo Asia under Clause 14.6.

14.5 On termination of this Agreement for any reason Cryo Asia shall cease to make any use of the Technical Information, Patent Rights, Sunpower's Patent Rights, Trade Marks, Copyrights and/or confidential information save that Cryo Asia shall continue to have the right for a period of ninety (90) days from the date of termination to complete deliveries on contracts in force at that date and to dispose of Products already manufactured subject to payment to STI of royalties thereon in accordance with clause 12 above.

14.6 On termination of this Agreement for any reason, Cryo Asia shall offer to STI at cost all stocks of Products, tooling, equipment in its possession or control and shall provide STI with all reasonable facilities to inspect the same.

14.7 All provisions of this Agreement which, in order to give effect to their meaning need to survive its termination, shall remain in full force and effect thereafter.

15       INDEMNITY AND DISCLAIMER

15.1 Cryo Asia shall be liable for and will indemnify STI (together with its officers, servants and agents) against any and all liability, loss, damages, costs, legal costs, professional and other expenses of any nature whatsoever incurred or suffered by STI whether direct or consequential (including but without limitation any economic loss or other loss of profits, business or goodwill) arising out of any dispute or contractual, tortious or other claims or proceedings brought against STI by a third party claiming relief against STI by reasons of the manufacture, use, sale or otherwise dealing of any Products by Cryo Asia and/or the use by Cryo Asia of the Technical Information, Patent Rights, Sunpower's Patent Rights, Trade Marks and/or Copyrights except insofar as any such claims may arise from:

         (a)   any breach of this Agreement by STI;

         (b) instructions given to Cryo Asia by STI, provided such instructions have been properly carried out by Cryo Asia.

15.2 STI disclaims all express and implied warranties concerning or relating to the Technical Information, confidential information, Trade Marks, Improvements, Patent Rights and/or Sunpower's Patents Rights, including any implied warranties of merchantability, fitness for a particular purpose and against infringement. STI shall not under any circumstances be liable, directly or indirectly, to Cryo Asia, to any of Cryo Asia's customers or to any other party for any consequential, incidental or special damages.

16.      FORCE MAJEURE

         Neither party shall be in breach of this Agreement if there is any total or partial failure of performance by it of its duties and obligations under this Agreement occasioned by any act of God, fire, act of government or state, war, civil commotion, insurrection, embargo, prevention from or hindrance in obtaining any raw materials, energy or other cause beyond the control of either party. If either party is unable to perform its duties and obligations under this Agreement as a direct result of the effect of one or more of such causes such party shall give written notice to the other of such inability stating the cause in question and the date on which such cause commenced. The operation of this Agreement shall be suspended during the period (and only during the period) in which the cause continues to have effect. Forthwith upon the cause ceasing to have effect the party relying upon it shall give written notice thereof to the other. If the cause continues to have effect for a period of more than thirty (30) days the party not claiming relief under this Clause shall have the right to terminate this Agreement upon giving thirty
         (30) days written notice of such termination to the other party, but such notice shall not take effect if the other party gives notice within that period that the cause has ceased to prevent the operation of this Agreement and forthwith upon such cessation recommences the full and punctual performance of its obligations hereunder.

17.      ILLEGALITY

         If any provision or term of this Agreement shall become or be declared illegal, invalid or unenforceable for any reason whatsoever such provision or term shall be divisible from this Agreement and shall be deemed to be deleted from this Agreement provided always that if such deletion substantially affects or alters the commercial basis of this Agreement the parties shall negotiate in good faith to amend and modify the provisions and terms of this Agreement so as to achieve so far as possible the same economic effect without rendering the Agreement so amended or modified illegal, invalid or unenforceable.

18.      GENERAL

18.1 This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective legal successors but the benefit and/or burden of this Agreement shall not otherwise be assignable or transferable by Cryo Asia without the prior written consent of STI.

18.2 In the event of an assignment this Agreement shall be binding upon such successor or assign and the name of a party appearing herein shall be deemed to include the names of any such successor or assign.

18.3 This Agreement constitutes the entire agreement and understanding of the parties and supersedes all prior oral or written agreements, understandings or arrangements between them relating to the subject matter of this Agreement. Neither party shall be entitled to rely on any agreement, understanding or arrangement which is not expressly contained in this Agreement.

18.4 No failure or delay on the part of either of the parties to exercise any right or remedy under this Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy as the case may be. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

18.5 The text of any press release, articles, statements or other communication to be published in any manner concerning the subject matter of this Agreement shall require the prior approval of both parties.

18.6 Each of the parties shall be responsible for its respective legal and other costs incurred in relation to the preparation of this Agreement In addition, Cryo Asia shall at its own expense submit a copy of this Agreement upon execution to the Singapore Stamp Office for purpose of formal adjudication on the amount of duties payable and shall pay all duties as imposed by the Stamp Office. Cryo Asia shall also forward the Agreement to the Stamp Office for the appropriate endorsement.

18.7 No variation or amendment of this Agreement shall bind either party unless made in writing and agreed to in writing by duly authorized officers of both parties.

18.8 None of the provisions of this Agreement shall be deemed to constitute a partnership between the parties and neither of them shall have any authority to bind the other in any way.

19.      NOTICE

19.1 Any notice or other document to be given under this Agreement shall be in writing and shall be deemed to have been duly given if left at or sent by hand or by registered post; or by telex, facsimile or other electronic media to a party at the address, telex or facsimile number set out below for such party or such other address as one party may from time to time designate by written notice to the other.

19.2 Any such notice or other document shall be deemed to have been received by the addressee two (2) working days following the date of despatch if the notice or other document is sent by registered post, or simultaneously with the delivery or transmission if sent by hand or if given by telex, facsimile or other electronic means.

19.3     STI's address for service is:

         Address:     460 Ward Drive, Suite F,
                      Santa Barbara,
                      California 93111-2310

         Attention:   Mr James G. Evans, Jr.
         Facsimile:   805/967-0342

19.4     Cryo Asia's address for service is:
         Address:



         Attention:
         Facsimile:

19.5 In addition to the above obligations, Cryo Asia agrees and undertakes to immediately after despatching any notice or other document to be given under this Agreement copy the same via facsimile to Price, Postel & Parma of 200 East Carrillo Street, Santa Barbara, CA 93101 for the attention Raymond P. Le Blanc, Esq. at facsimile no. 805/965-3978.

20.      GOVERNING LAW AND JURISDICTION

20.1 Subject to the below clauses, the construction, validity and performance of this Agreement shall be governed in all respects by Singapore law and shall be subject to the non-exclusive jurisdiction of the courts of Singapore.

20.2 Each party acknowledges that the exportation or re-exportation of the Patent Rights, Sunpower Patent Rights, Products, Technical Information, Know-How or other information is subject to compliance with the Export Administration Act of 1979 of the United States of America, as amended, and the rules and regulations promulgated from time to time thereunder (collectively "The Export Act") which restrict exports and re-exports of software, media, technical data, commodities and direct products of technical data. If a Validated License (as defined in The Export Act) is required under The Export Act for the transfer or release of any products, processes or technology to Cryo Asia, Cryo Asia understands and acknowledges that no such transfer or release can occur until such Validated License is obtained. In the event that a Validated License is required, STI (with the reasonable assistance of Cryo Asia, if requested) shall use its best reasonable efforts to obtain, promptly and at its own expense, such Validated License. Cryo Asia understands and acknowledges that the Export Act includes provisions which prohibit the export or diversion of certain technology to certain countries. Any and all obligations of STI under this Agreement to provide technology and technical assistance and information shall be subject, in all respects, to the Export Act and Cryo Asia agrees to cooperate with STI, including without limitation, providing required documentation in order to obtain licences, permits or exemptions under The Export Act. Cryo Asia warrants that it will, at all times, comply with the Export Act and will indemnify and hold STI harmless from any breach of this representation.

20.3 Without in any way limiting the provisions of Clause 20.2 above, Cryo Asia agrees that unless prior written authorisation is obtained from the Bureau of Export Administration, the US Department of Commerce or other such agency or instrumentality of the US Government that is considered to be the responsible agency for administration of the Export Act, it shall not export, re-export or transship directly or indirectly, any of the technical data, software or products of such technical data which is disclosed or provided to Cryo Asia by STI to any prohibited countries or destinations, and further that it will not allow the release, dissemination or disclosure of any such technical data in any manner which will allow or result in any contravention of The Export Act.

                                   SCHEDULE 1


                        Part l: Unregistered Trade Marks



Mark or Representation or                            Goods
Description of Get-Up





                              Part 2: Applications


MARK        NO.    Class      Filing Date      Goods

1989/96     11                4 March 1996     Cooling appliances, installations
                                               and machines; cyogenic coolers

                                   SCHEDULE 2


                                  The Products

         IN WITNESS WHEREOF the parties hereto have hereunto set their hands the day and year first above written.



SIGNED by                           )
for and on behalf of                )
SUPERCONDUCTOR                      )
TECHNOLOGIES INC.                   )
in the presence of:-                )
                                             /s/ DANIEL C. HU
                                           -------------------------------------
                                           Name: Daniel C. Hu
                                           Designation: President and C.E.O.







SIGNED by                           )
for and on behalf of                )
CRYO ASIA PTE LTD                   )
in the presence of:-                )
                                             /s/ JAMES G. EVANS, JR.
                                           -------------------------------------
                                           Name: James G. Evans, Jr.
                                           Designation: Director

                                   SCHEDULE V

                              (Clause 4.2(a)(vi))



                                 Lease Agreement

         THIS AGREEMENT is made the_______ day of ___________ One Thousand Nine Hundred and Ninety-six (1996) between ALANTAC ENGINEERING(S) PTE LTD, a company incorporated in Singapore and having its registered office at__________________Singapore (hereinafter called "the Landlord" which expression shall where the context so admits include its successors and assigns) of the one part and CRYO-ASIA PTE LTD, a company incorporated in Singapore and having its registered office at___________________ Singapore ___________ (hereinafter called "the Subtenant") of the other part.

WHEREAS:

(I) The Landlord is possessed of a leasehold interest for the unexpired term of thirty (30) years commencing from 16 February 1993 in the Private Lot A12271 at Block 3016A Ubi Road 1, #01- 07, Singapore also known as part of Government Survey Lot 4461 Mukim 23 Paya Lebar and situated in the Republic of Singapore and estimated to contain an area of 192 square metres more or less subject to survey (hereinafter called "the Leasehold Land") together with the building erected thereon (hereinafter called "the Building").

(II) The Landlord is desirous of subletting part of the Leasehold Land together with the Building to the Subtenant and Jurong Town Corporation, the superior landlord (hereinafter called "JTC") has consented to such subletting subject to the terms and conditions contained in its letter to the Landlord dated [ ] which terms and conditions have been accepted by the parties hereto.


NOW IT IS HEREBY AGREED as follows:

1.       DEMISE

         In consideration of the deposit, rent, service charges and other payments and of the Subtenant's covenants and agreements hereinafter reserved and contained, the Landlord hereby SUBLETS to the Subtenant ALL that portion of the Leasehold Land and the Building more particularly described and delineated in red on the plan annexed hereto estimated to contain an area of ______ square metres more or less subject to survey (hereinafter called "the Sublet Premises") together with (but to the exclusion of all other liberties, easements rights or advantages and subject always to the Landlord's rights to refuse access hereinafter contained) the right, for the Subtenant and others duly authorized by the Subtenant but only so far as necessary and as the Landlord can lawfully grant, of ingress to and egress from the Sublet Premises in, over and along all the usual entrances and passageways leading thereto in common with the Landlord and all others so authorized by the Landlord and all others so authorized by the Landlord and JTC and all other persons entitled thereto EXCEPTING AND RESERVING unto the Landlord and JTC the free and uninterrupted use of all gas and water pipes, electric, telephone and other wires and drains in, through or under the Sublet Premises TO HOLD the Sublet Premises unto the Subtenant for a period of_______________ (_____) years commencing from_______1996 and ending on ______________ 199_ (both dates inclusive) (hereinafter called "the Said Term") at the rent and service charge and upon the covenants and conditions herein set out.

2.       RENT

         The Subtenant shall during the said term without demand pay the Landlord monthly rent in the sum of Singapore Dollars _______________________ ($______) for the sublet premises (hereinafter called "the Monthly Rent") which said sum shall be payable in advance without any deduction whatsoever and the first payment thereof to be made on the signing of this Agreement and all subsequent payments to be made on the first day of each calendar month.

3.       SUBTENANT'S COVENANTS

         The Subtenant for itself hereby covenants with the Landlord as follows:


         (a)      Payment of Rent

                  To pay the monthly rent without demand to the Landlord without abatement or deduction in the manner provided in Clause 2 hereof.

         (b)      Payment for Utilities

                  To pay for all water, electricity and any other services supplied to the Sublet Premises by the Public Utilities Board or other relevant authority and all telephone charges incurred by the Subtenant. If the Subtenant shall require telephone(s) to be installed in the Sublet Premises for use by the Subtenant, the Subtenant shall make the necessary applications directly to the Telecommunications Authority of Singapore or other relevant authority and shall pay for all installation, handling and other charges in that connection.

         (c)      User

                  Not to carry on or permit or suffer to be carried on in the sublet premises or any part thereof any trade or business whatsoever other than those approved by the Landlord and/or JTC.

         (d)      Tenantable Repair

                  To keep the interior of the sublet premises including the ceiling flooring and interior plaster or other surface material or rendering on walls and the Landlord's fixtures and fittings therein, including but not limited to the doors windows glass locks keys fastening window frames window glass window fittings electric wires drainage water sanitary gas air-conditioning and electrical pipes appliances installation and fittings in a good and clean state and tenantable repair and working condition (fair wear and tear excepted) and to make good repair replace and reinstate to the reasonable satisfaction of the Landlord any damage or breakage caused to any part of the Sublet Premises or to the Landlord's fixtures and fittings therein, howsoever caused, including but not limited to that caused by the bringing in or removal of the Subtenant's goods or effects or resulting from any act neglect or default of the Subtenant its employees servants agents independent contractors invitees visitors or licensees and without prejudice to the generality of the foregoing, so often as the Landlord may reasonably require to paint, colour, clean or otherwise appropriately treat in a proper and workmanlike manner such part of the sublet premises which the Landlord considers necessary.

         (e)      Storage, Obstruction and Littering

                  Not to store any goods or things upon, or obstruct, litter or make untidy any part of the sublet premises and the surrounding grounds used in common with the Landlord JTC and persons authorized by them respectively.

         (f)      Access

                  To permit the Landlord, JTC and their duly authorized agents or servants with or without workmen and others and with or without tools and equipment at all reasonable times to enter upon the sublet premises to view the state and condition thereof and to do such works and things as may be required for any repairs, alterations or improvements to the sublet premises or any part or parts thereof and forthwith repair replace and make good in a proper and workmanlike manner any defects for which the Subtenant is liable and of which written notice shall have been given to the Subtenant or left on the Sublet Premises and to pay the costs of any surveyors or architect engaged by the Landlord and/or JTC or otherwise in respect of the repairs for which the Subtenant is liable. In the event that the Subtenant shall fail to carry out the repairs within fourteen (14) days from the date of the written notice given by the Landlord, the Landlord shall be entitled (but shall not be obliged) to carry out the repairs for which the Subtenant is liable and all costs and expenses incurred thereby shall be forthwith recoverable from the Subtenant as a debt.

         (g)      Dangerous Goods

                  Not to store or keep in or about or bring upon the sublet premises or any part thereof arms ammunition unlawful goods volatile explosive or combustible compound or substance gun powders salt-petre chemicals petrol kerosene gas or any goods or things which in the opinion of the Landlord are of an obnoxious dangerous or hazardous nature. PROVIDED ALWAYS that if any of the aforesaid combustible explosive or inflammable material are stored in the Sublet Premises or any part thereof with the consent in writing of the Landlord and JTC any increase in the premium of fire or other insurance as may have been taken out by this Landlord shall be borne by the Subtenant. Notwithstanding anything herein contained to the contrary, if any loss or damage is caused to the Sublet Premises or any part thereof or to the Building or any part thereof or to any adjoining or other premises or buildings or to the occupiers thereof by reason of the Subtenant's failure to comply with the provision herein then the Subtenant shall make good all such loss or damage whether to property or to persons or otherwise and shall indemnify and keep indemnified the Landlord against all claims of any kind whatsoever arising by reason thereof.

         (h)      Unlawful Use and Nuisance

                  Not to use the Sublet Premises or any part thereof for any illegal unlawful or immoral purpose and not to use or permit the same to be used in any noisy noxious offensive manner and not to do or permit or suffer to be done any act or thing which may be or become or amount to a nuisance annoyance disturbance or inconvenience or cause any injury or damage to or give cause for reasonable complaint from the owners or occupants of adjoining or adjacent premises or of other parts of the leasehold land or any neighbouring areas.

         (i)      Other Non-Permitted Use

                  Not to use the Sublet Premises or any part thereof or permit the same to be used for the cooking or preparation of food nor to permit or suffer any one to sleep or reside therein and to keep the sublet premises securely fastened and locked at all times when they remain unattended.

         (j)      Alterations and Additions

                  Not to make or permit to be made alterations in or additions to the sublet premises or not to make or permit to be any part thereof or to the Landlord's fixtures, fittings and decorations therein and in particular not to make or permit to be made any such alterations without having first obtained the written consent of the Landlord and JTC and if the Landlord and JTC shall give such written consent, to carry out at the Subtenant's own expense such alterations or additions with such materials as shall be approved by the Landlord and in accordance with any terms required by JTC and/or the Landlord as conditions to the consent granted by JTC and/or the Landlord. The Subtenant shall at the Subtenant's own expense obtain all necessary approvals from the relevant authorities and shall comply with the conditions which may be imposed and upon the determination of the term hereby created and if requested by the Landlord the Subtenant shall restore the sublet premises to its original state and condition to the reasonable satisfaction of the Landlord at the expense of the Subtenant.

         (k)      Excess Loading

                  Not to bring or allow to be brought to the sublet premises or any part of the grounds surrounding the sublet premises which are used in common with the Landlord and other tenants if any heavy machines or machinery and not at any time to load or suffer to be loaded any part of the floors of the Building or the Sublet Premises which may cause or lead to the subsidence or cracking of the ground or any part of the Building and shall when required by the Landlord or the JTC distribute any load on any part of the floor of the Sublet Premises in accordance with the directions and requirements of the Landlord and in the interpretation and application of the provisions of this clause relating to loading the decision of the surveyor or architect of the Landlord or JTC shall be final and binding upon the Subtenant.

         (l)      Provision of Foundation

                  The Subtenant shall at his own cost and expense and subject to the prior approval in writing of the JTC and the relevant Government Authorities provide suitable and proper foundation for all machinery, equipment and installations in connection with the approved usage at the Sublet Premises. The JTC shall not be liable for any loss, damage or inconvenience that the Subtenant may suffer in connection with any defects caused to the ground/production floor slabs or apron slabs by overloading and any subsidence or cracking of the ground/production floor slabs, aprons, drains and driveways of the Sublet Premises or from other defects inherent or otherwise in the Sublet Premises.

         (m)      Avoidance of Policy and Additional Premium

                  Not to bring or do or permit to be done any act matter or thing upon the Sublet Premises whereby the policy or policies of insurance on the Building against loss or damage by fire or other risks on the Building for the time being subsisting may become void or voidable or whereby the rate of premium thereof may be increased or without limiting the generality of the foregoing which may conflict with the laws or regulations relating to fires or any insurance policy over any part of the Building or over any property therein or the rules and regulations of any Acts or statutes for the time being in force and to make good all damages suffered by the Landlord and to indemnity the Landlord against all sums paid by the Landlord by way of increased premium or increased contribution for premium and all expenses incurred by the Landlord in or about any renewal of such policy or policies rendered necessary by a breach or non-observance of this covenant and to comply at the Subtenant's cost and expense with all the recommendations of the insurers thereunder.

         (n)      Subtenant's Insurance

                  At all times during the said term hereby created and during any period of holding over at the costs and expense of the Subtenant to keep current:

                  (i) an adequate public liability policy in the joint names of the Landlord and the Subtenant which shall be taken out for an amount of Singapore Dollars ___________ (S$_________) per claim in respect of the sublet premises;

                  (ii) an adequate insurance policy which shall be taken out on internal partitions and all goods chattels furniture fixtures and fittings belonging to or held in trust by the Subtenant in the sublet premises against loss or damage by fire or against any other such risks;

                  and to produce to the Landlord on demand policies referred to above as well as the receipts for payment of premium by the Subtenant in respect thereof and in default of such delivery or production it shall be lawful (but not obligatory) for the Landlord to effect the aforesaid insurances in such sum as the Landlord shall think fit and all moneys paid by the Landlord in respect thereof shall be repaid by the Subtenant to the Landlord as a debt due on demand.

          (o)     Signs

                  Not to put affix paint erect attach, or otherwise exhibit or permit or suffer to be put affixed painted erected attached or otherwise exhibited to or upon any part of the sublet premises any signboard, announcement, placard, poster, advertisement, nameplate, flag, flagstaff, wireless or television aerial, or any other thing whatsoever or on the exterior of the Sublet Premises or on the windows or doors thereof or in or about any part of the Sublet Premises without the written consent of the Landlord and/or JTC.

         (p)      Orders and Rules

                  At all times during the said term to comply with all such requirements as may be imposed on the Landlord or the Subtenant (as occupier of the Sublet Premises or otherwise) by any government department or authorities or by any legislation, law or any orders, rules, regulations, requirements or notices thereunder.

         (q)      Regulations and Restrictions

                  To observe and comply with all regulations and restrictions made by the Landlord and/or JTC or other duly authorized agents for the property management of the Sublet Premises and the grounds around the Sublet Premises and notified in writing by the Landlord or JTC or their duly authorized agents to the Subtenant from time to time.

         (r)      Information to Landlord

                  If the Subtenant shall receive any notice from the Government or any statutory public municipal or local authority with respect to the Sublet Premises to give notice thereof forthwith in writing to the Landlord.

         (s)      Assignment and Subletting

                  Not to assign, sublet, grant a license or part with or share the possession or occupation of the Sublet Premises or any part thereof or permit any other party or person by way of a license or otherwise to occupy the Sublet Premises or any part thereof at any time during the said term.

         (t)      Compliance with Terms and Condition

                  Not to cause or do or suffer to be done any act or thing which may as between the Landlord and JTC constitute or cause a breach by the Landlord of any of the terms covenants conditions or stipulations on the part of the Landlord to be observed or performed by virtue of the lease between the Landlord and JTC but shall do or permit to be done any act or thing to comply with or to prevent a breach of any of such terms, covenants, conditions or stipulations with no liability on the part of JTC for any inconvenience, loss, damage, costs, expenses or compensation whatsoever in the event that JTC, its servants or authorized agents with or without workmen, tools and equipment should enter upon the Landlord's premises or the Sublet Premises to do any act or thing which the JTC is entitled to do by virtue of the said lease or of any laws, by-laws, rules or regulations PROVIDED ALWAYS that the Landlord shall for the purposes of this sub-clause acquaint the Subtenant with the terms, covenants, conditions and stipulations of the lease between the Landlord and JTC and any variations or amendments thereto.

         (u)      Indemnity

                  That the Subtenant shall be responsible for and shall indemnify and keep indemnified the Landlord from and against:

                  (i) all losses which the Landlord may suffer as a result of the Subtenant's failure to comply with sub-clause
                           (t) above including, but not limited to, all losses which the Landlord may suffer as a result of the termination of the head lease by JTC;

                  (ii) all claims liabilities demands writs summonses actions suits proceedings judgements orders decrees damages costs losses and expenses of any nature, whatsoever which the Landlord may suffer or incur in connection with loss of life personal or bodily injury or damage to property arising from or out of any occurrence in upon or at the sublet premises or the use or occupation of the Sublet Premises or any part thereof by the Subtenant or by any of the Subtenant's employees independent contractors servants agents invitees or licensees;

                  (iii) all loss and damage to the Sublet Premises and to all property therein caused directly or indirectly by the Subtenant or the Subtenant's employees visitors or licensees and in particular but without limiting the generality of the foregoing caused directly or indirectly by the use or misuse waste or abuse of water gas or electricity or fittings and fixtures or other equipment or apparatus of the Subtenant and

                  (iv) all loss and damage occasioned to any adjacent or neighbouring premises of the sublet premises and to all property therein and all loss and damage and injury to any person therein caused directly or indirectly by the Subtenant or the Subtenant's employees independent contractors servants agents invitees or licensees.

         (v)      Disposal of Waste

                  To make good and sufficient provision for the safe and efficient disposal of all waste, debris and rubbish including but not limited to pollutants to the requirements and satisfaction of the Landlord and JTC PROVIDED THAT in the event of default by the Subtenant under this covenant the Landlord may carry out the remedial measures as it thinks necessary and all costs and expenses incurred thereby shall be repaid on demand by the Subtenant.

         (w)      Contravention of Laws

                  Not to do or suffer to be done or omitted any act, matter or thing in or on the Sublet Premises in respect of the business, trade or industry carried out or conducted therein which shall contravene the provisions of any laws, rules or regulations now or hereafter affecting the same and at all times hereafter to indemnity and keep indemnified the Landlord against all actions, proceedings, costs, expenses, claims and demands in respect of any act, matter or thing done or omitted to be done in contravention of the said provisions.

         (x)      Legal and Stamp Fees

                  To pay all legal fees costs and charges (including the Landlord's solicitors' charges on a solicitor and client basis), stamp duty and all other disbursements and out-of-pocket expenses incurred in the preparation stamping and completion of this Agreement and in connection with any assignment subletting or surrender or other termination thereof otherwise than by effluxion of time or with any claim or legal proceeding which may be brought by the Landlord against the Subtenant in enforcing the terms and conditions contained in this Agreement.

         (y)      Charges imposed by JTC

                  To pay for any which may be imposed by JTC for granting their approval to the Landlord letting the sublet premises to the Subtenant.

         (z)      Additional Property Tax

                  To pay as and when required by the Landlord the additional sum in respect of property tax or other imposition of a like nature by whatever name called that may be levied and imposed upon or in respect of or apportioned or attributable to the Sublet Premises over and above the amount of such property tax or other imposition of a like nature by whatever name called which annual value is based on the rent paid by the Subtenant levied and imposed as at the commencement of this tenancy.

         (aa)     Yielding Up

                  At the expiry or sooner determination of the said term to quietly and peaceably yield up the Sublet Premises in the original state and condition as at the commencement of the tenancy in a good and clean state and tenantable repair and condition (fair wear and tear excepted) in accordance with the stipulations hereinbefore contained to the Landlord together with all locks keys and pertaining to the sublet premises complete (whether held by the Subtenant or its employees independent contractors servants agents visitors licensees or invitees or otherwise irrespective of whether the same have been supplied by the Landlord) and all doors therein, and to remove all letterings distinctive marks signs together with all internal partitions installations furniture fittings and fixtures of the Subtenant (whether the Subtenant's trade fixtures or otherwise) from the Sublet Premises and to reinstate all air-conditioning plumbing mechanical electrical or all other installations, including, but not limited to, ceilings floors walls doors and windows to their original state and condition to the reasonable satisfaction of the Landlord. If the Subtenant shall fail to carry out the works mentioned above, the Landlord may carry out such works and all costs incurred by the Landlord shall be recoverable as a debt due from the Subtenant.

4.       LANDLORD'S COVENANTS

         The Landlord hereby covenants with the Subtenant as follows (subject to payment by the Subtenant of the monthly rent and compliance by the Subtenant of all terms and conditions contained herein):

         (a)      Quiet Enjoyment

                  Subject to Clause 3(f) herein contained, that the Subtenant duly paying the rent hereby reserved and observing and performing its covenants and stipulations herein contained and on its part to be performed shall peaceably hold and enjoy the Sublet Premises during the said term without any disturbance by the Landlord or any person lawfully claiming under or in trust for the Landlord.

         (b)      Rent Rates and Taxes

                  That it will pay all JTC rent and rates, property tax or assessment by whatever name called as may be rated or charged on the sublet premises (except as hereinbefore covenanted to be paid by the Subtenant) payable by the Landlord in respect of the sublet premises during the said term.

5.       PROVIDED ALWAYS THAT IT IS HEREBY AGREED AND DECLARED AS FOLLOWS:

         (a)      Determination of Tenancy by the Landlord

                  If the rent hereby reserved or any part thereof shall at any time be in arrears and remaining unpaid for fourteen (14) days after the same shall have become due and payable (whether formally demanded or not) or if any covenant on the Subtenant's part to be performed shall not be performed or observed or if the Subtenant being a company shall go into liquidation whether voluntarily or compulsorily or if an order is made or a resolution is effectively passed for the winding up of the Subtenant or a receiver shall be appointed over any part of its undertaking property or assets or being an individual shall have a receiving order or an adjudicating order made against him or if the Subtenant shall make any arrangement with its creditors for liquidation or settlement of its debt by composition or if the Subtenant makes any assignment for the benefit of its creditors or otherwise or suffer any distress or if any execution or attachment shall be levied upon or issued against any of the property or assets of the Subtenant and shall not be paid off or discharged within seven (7) days thereof or if the Subtenant stops payment or being a company is unable to pay its debt within the Companies Act Cap 50, then and in any one or more of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the sublet premises or any part thereof in the name of the whole and thereupon the said term shall forthwith and absolutely cease and determine but without prejudice to the right of action of the Landlord in respect of any unpaid rent and/or interest hereinafter appearing or of any antecedent breach of the Subtenant's covenants herein contained, including, but not limited to, the right or cause of action of the Landlord against the Subtenant to claim for damages for the remaining unexpired period of the said term.

         (b)      Termination by JTC

                  In the event that JTC at any time before the expiry of the said term gives three (3) months' notice in writing requiring that this subletting be terminated or becomes entitled to and re-enters the Landlord's premises or any part thereof in the name of the whole the said term shall upon the expiry of the said notice or upon the said re-entry absolutely determine without prejudice to any rights and/or remedies which have accrued to either party against the other under this Agreement and without the Landlord and JTC being liable for any inconvenience, loss, damages, compensation, costs or expenses whatsoever.

         (c)      Termination by Landlord/Subtenant

                  Notwithstanding anything herein contained, the Landlord or the Subtenant may after the expiry of _______ (___) months from the commencement of the said term terminate this Agreement by giving the other Six (6) months' written notice in that behalf or payment of Six (6) months' rent in lieu thereof. The termination of the said term in pursuance of this clause shall be without prejudice to any right of the Landlord or the Subtenant against each other for damages in respect of any antecedent breach by the Landlord or the Subtenant of the agreements, stipulations and conditions herein contained.

         (d)      Interest on arrears

                  In addition and without prejudice to any other right power or remedy of the Landlord, including but not limited to the right of re-entry and termination by the Landlord hereinbefore stated, if the rent hereby reserved or any part thereof or any other moneys herein covenanted to be paid by the Subtenant shall at any time remain unpaid for fourteen (14) days after the same shall become due (whether formally demanded or not) the Subtenant shall pay to the Landlord interest at the rate of eight point five per cent (8.5%) per annum on such sum owing from the date on which it is due to the date on which such sum is recovered by the Landlord. The Landlord shall be able to recover such interest as rent in arrears.

         (e)      Deposit

                  To secure the due performance and observance of the covenants herein contained the Subtenant shall on the signing hereof pay to the Landlord by way of deposit the sum of Singapore Dollars_____________(S$________) being equivalent to two (2) months' rent which deposit shall not be deemed to be or treated as payment of rent. After the determination of the said term and provided there has not been any breach of the terms and conditions herein contained by the Subtenant, the Landlord shall return the deposit to the Subtenant without interest (subject to any deductions for any breach or non-observance of the terms and conditions herein contained) within fourteen (14) days after a joint inspection of the Sublet Premises has been held.

         (f)      Increase in Rent and/or Charges

                  If JTC levies any increase in land rent and/or charges in respect of the Building, the Subtenant shall bear the said increase in the proportion of the Sublet Premises to the total area of the leasehold land.

         (g)      Landlord's Liability

                  The Landlord shall not in any way be liable to the Subtenant for any loss or damage to any property of the Subtenant or any permitted occupier in the Sublet Premises howsoever caused and the Subtenant shall be fully responsible for the security of any property in the Sublet Premises and shall take out all necessary insurance policies to cover such loss or damage.

         (h)      Untenantability

                  If the Sublet Premises or any part thereof shall be damaged or destroyed by fire so as to render the Sublet Premises substantially unfit for occupation and use (except where such damage or destruction has been caused by the act negligence omission or default of the Subtenant its employees servants independent contractors agents invitees or licensees) the rent hereby covenanted to be paid or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Sublet Premises shall again be rendered fit for occupation and use and any dispute concerning this clause shall be determined by a single arbitrator in accordance with the Arbitration Act (Cap 16) or any statutory modification or re-enactment thereof for the time being in force. PROVIDED ALWAYS that all insurance monies received will belong to the Landlord absolutely and beneficially and the Landlord may in its absolute discretion decide that the Sublet Premises are so badly damaged that it will demolish and/or rebuild the Sublet Premises instead of repairing or reinstating the same and in any such event the Landlord may within twenty one (21) days after such damage has been sustained give immediate written notice to the Subtenant to terminate the tenancy and the tenancy shall absolutely determine forthwith the Subtenant shall vacate the Sublet Premises without any compensation whatsoever from the Landlord. The termination of tenancy in accordance with this sub-clause shall be without prejudice to the right of action of the Landlord in respect of any unpaid rent and/or interest hereinbefore stated or of any antecedent breach of the Subtenant's covenants herein contained.

         (i)      Waiver of Covenant

                  No consent or waiver expressed or implied by the Landlord to or of any breach of any covenant condition or duty of the Subtenant shall be construed as a consent or waiver to or of any breach of the same or any other covenant condition or duty and shall not prejudice in any way the rights powers and remedies of the Landlord herein contained.

         (j)      Service of Notice

                  Any notice or other documents or writing required to be served delivered or given under this Agreement shall be sufficiently served delivered or given to the Subtenant if left addressed to the Subtenant on the Sublet Premises or sent to the Subtenant by registered post or left at the last known address of the Subtenant. Any notice to the Landlord shall be sufficiently served if sent by registered post to the Landlord's registered address. Any notice shall be deemed to be received by the other party within twenty-four (24) hours of posting.


         IN WITNESS WHEREOF the parties have entered into this Agreement the day and year first above written.


SIGNED BY                               )
                                        )
for and on behalf of                    )
ALANTAC ENGINEERING (S) PTE LTD         )
in the presence of:                     )



SIGNED BY                               )
for and on behalf of                    )
CRYO-ASIA PTE LTD                       )
in the presence of:                     )

                                   SCHEDULE V

                                 (Clause 4.2(b)

                         Form of Subscription of Shares

                             APPLICATION FOR SHARES

To :     The Board of Directors
         Cryo Asia Pte Ltd
         Singapore

Sirs,

We/I request you to allot to us/me             Ordinary Shares of US$1.00 each
in the Company, at US$1.00 each, and I tender herewith the sum of $ in full payment thereof.

This application is unconditional and we/I authorise you to register us/me as the holder of the above shares or any smaller number that may be allotted to us/me and we/I agree to be bound by the Memorandum and Articles of Association of the Company.

                              Dated this     day of                   .

- --------------------------------

Name in full :
Address :

*For and on behalf of
[                       ]

*  If applicable
 ------------------------------------------------------------------------------

                                 OFFICE USE ONLY

Agreed to allot             shares as per minute dated                     1996.

Entered in Register of Members No.

Share Scrip Issued No.